UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant □

Check the appropriate box:

☐         Preliminary Proxy Statement
☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒         Definitive Proxy Statement
☐         Definitive Additional Materials
☐         Soliciting Material under §240.14a-12

JUSHI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.
□Fee paid previously with preliminary materials.
□Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

JUSHI HOLDINGS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS OF JUSHI HOLDINGS INC.

AND

PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2024

April 25, 2024

This Proxy Statement is dated April 25, 2024, and is first being made available to shareholders on or about April 25, 2024.

Jushi Holdings Inc.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2024 annual general meeting of shareholders (the “Meeting”) of Jushi Holdings Inc. (the “Company”), will be a meeting held on June 4, 2024, beginning at 10:00 a.m. (Eastern Time), at the Company's office located at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
The following matters will be considered at the Meeting:
•The setting of the number of directors that constitutes the board of directors of the Company (the “Board”) at five;
•The election of five director nominees named in the Proxy Statement to our Board;
•The appointment of Macias Gini & O'Connell LLP as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement;
•The approval and renewal of the Company's 2019 Equity Incentive Plan, as amended; and
•The transaction of such other business as may properly come before the meeting or any adjournment, continuance or postponement thereof.
Each of the matters to be acted upon at the meeting are more fully described in our Proxy Statement.
This Notice of Meeting is accompanied by the Proxy Statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the Proxy Statement to shareholders. This means that the Proxy Statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company's printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. On or about April 25, 2024, we expect to make the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, including the audited annual consolidated financial statements of the Company, together with the notes thereto and the independent auditor's report and the related management's discussion and analysis contained therein, available on the “Investors” section of the Company's website at https://ir.jushico.com/, SEDAR+ at www.sedarplus.ca and the SEC's website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares, but instead of receiving a paper copy of the Proxy Statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 23, 2024 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.
A shareholder of the Company may attend the Meeting or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the Proxy Instrument must be returned to Odyssey, the Corporation's transfer agent at Odyssey Trust Company, 702 – 67 Yonge Street, Toronto, ON, M5E 1J8. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin. All instructions are listed on the Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on May 31, 2024 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement of the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read this Proxy Statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “ How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 25, 2024
By Order of the Board of Directors

/s/ Tobi Lebowitz
Tobi Lebowitz
Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2024.

Notice of Annual General Meeting and Proxy Statement are available online at the “Investors” section of our website at https://ir.jushico.com/corporate-governance/annual-meeting. The 2023 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2023, is also available online at the “Investors” section of our website at https://ir.jushico.com/.

YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING LOGIN.ODYSSEYTRUST.COM/PXLOGIN OR MARK, SIGN, DATE AND RETURN YOUR PROXY INSTRUMENT BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PROXY STATEMENT FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 4, 2024
This Proxy Statement (this “Proxy Statement”) contains information about the 2024 annual general meeting of shareholders (the “Meeting”) of Jushi Holdings Inc., to be held on June 4, 2024, beginning at 10:00 a.m. (Eastern Time) at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. The board of directors (the “board of directors” or the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Jushi” or similar terms refers to Jushi Holdings Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy at any time up to and including the last business day preceding the day of the Meeting by (i) giving our Corporate Secretary written notice to that effect or (ii) at the Meeting by providing written notice to our Corporate Secretary to that effect.
We first made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 available to shareholders on April 25, 2024.
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs (December 31, 2027) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.235 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.
We are also a “smaller reporting company” under applicable U.S. federal securities laws. We will remain a smaller reporting company so long as either (i) the market value of shares of our common stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of shares of our common stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, as a smaller reporting company we may choose to present reduced disclosures regarding executive compensation.

Important Notice Regarding the Availability of Proxy Materials for the Annual General
Meeting of Shareholders to be Held on June 4, 2024:
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available for viewing, printing and downloading at https://ir.jushico.com/.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on April 1, 2024, except for exhibits, will be furnished without charge to any shareholder upon written request to Investor Relations at investors@jushico.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the “Investors” section of our website at https://ir.jushico.com/, the SEC's website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials
Why am I receiving these materials?

Our Board is using this Proxy Statement to solicit proxies for use at the Meeting, and at any adjournments, continuances, or postponements of the Meeting. The Meeting will be held on June 4, 2024, at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. The Company is making these materials available to shareholders by posting them online to access, rather than mailing them out unless specifically requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder as of the Record Date, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and Non-registered Shareholders (as defined below). In some instances, the Company has distributed copies of the Notice, the Proxy Statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries,” and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to the Intermediary; or
•be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company's website. Please return your voting instructions as specified in the request for voting instructions.

What is included in the proxy materials?
The proxy materials include:
•our Notice of Meeting;
•our Proxy Statement for the Meeting;
•a Proxy Instrument or voting instruction card;
•The approval and renewal of the Company's 2019 Equity Incentive Plan, as amended; and
•our 2023 Annual Report on Form 10-K.
What information is contained in this proxy statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the proxy materials, please request the additional copy by contacting Investor Relations at investors@jushico.com or by calling us at (561) 617-9100.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
Jushi Holdings Inc.
Attn: Investor Relations
301 Yamato Road, Suite 3250
Boca Raton, FL 33431
investors@jushico.com
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.
We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•The setting of the number of directors that constitutes the Board at five;
•The election of five directors for the forthcoming year from the nominees proposed by the Board;
•The appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement;
•The approval and renewal of the Company's 2019 Equity Incentive Plan, as amended; and
•The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.
What are my voting choices?
You may vote “FOR” or “AGAINST” for the setting of the number of directors that constitutes the Board at five; “FOR” or “WITHHOLD” for the election of nominees for election as directors; “FOR” or “WITHHOLD” for the appointment of Macias Gini & O'Connell LLP as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and “FOR” or “AGAINST” for the approval and renewal of the Company's 2019 Equity Incentive Plan, as amended.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares “FOR” the setting of the number of directors that constitutes the Board at five; “FOR” each of the Company's nominees for election to the Board; “FOR” the appointment of Macias Gini & O'Connell LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and “FOR” the approval and renewal of the Company's 2019 Equity Incentive Plan, as amended.

What vote is required to approve each item?
To conduct business at the Meeting, the quorum of shareholders is two (2) persons who are, or who represent by proxy, shareholders holding, in the aggregate, at least 5% of the issued shares entitled to be voted at the Meeting.
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST,” “WITHHOLD,” votes and broker non-votes. A “broker non-vote” occurs when your broker submits a proxy card for your subordinate voting shares held in street name, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. For purposes of these rules, the only routine matter in this Proxy Statement is Proposal Three—appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement. Proposals One, Two and Four are non-routine matters. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your broker does not have discretion to vote your shares on any proposal at the Meeting other than Proposal Three—appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement. However, your shares will be considered present at the Meeting for purposes of determining the existence of a quorum.
Proposal 1—Setting of the Number of Directors that Constitutes the Board
The setting of the number of directors that constitutes the Board requires the affirmative vote of a majority of the of the votes properly cast “FOR” or “AGAINST” this proposal. Abstentions and Broker non-votes will have no effect on the results of this vote. Brokers do not have discretionary authority to vote uninstructed shares on this proposal.
Proposal 2—Election of Directors
The election of the director nominees requires a plurality vote of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The director nominees receiving the highest number of “FOR” votes cast by the holders of subordinate voting shares, entitled to vote at the Meeting, and in any case at least one FOR vote, will be elected. Accordingly, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of directors. Brokers do not have discretionary authority to vote uninstructed shares on this proposal. Shareholders have no right to cumulative voting as to any matters, including the election of directors.
Proposal 3—Appointment of Macias Gini & O'Connell LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement
The proposal to ratify the appointment of Macias Gini & O’Connell LLP requires the affirmative vote of a majority of the votes properly cast “FOR” this proposal. Abstentions and Broker non-votes will have no effect on the results of this vote. Brokers have discretionary authority to vote uninstructed shares on this proposal.
Proposal 4—Approval and Renewal of the Company's 2019 Equity Incentive Plan, as amended
The approval and renewal of the Company's 2019 Equity Incentive Plan, as amended, requires the affirmative vote of a majority of the of the votes properly cast “FOR” or “AGAINST” this proposal. Abstentions and Broker non-votes will have no effect on the results of this vote. Brokers do not have discretionary authority to vote uninstructed shares on this proposal.
If you indicate “WITHHOLD” in respect to the election of directors or the appointment of the auditor and the authorization of the Board to fix the auditors’ remuneration and set the terms of engagement, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such shares for which they hold a proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at https://ir.jushico.com/.

How You Can Vote
What shares can I vote?
If you were a holder of record of the Company's subordinate voting shares on April 23, 2024, the Record Date for the Meeting, you are entitled to vote all shares owned by you as of such date at the Meeting, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On April 23, 2024, there were 231 shareholders of record holding 196,634,931 outstanding subordinate voting shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy by mail to Odyssey Trust Company, 702 – 67 Yonge Street, Toronto, ON, M5E 1J8. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record
If the shares held by you as of the Record Date are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote such shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a Proxy Instrument to use in voting such shares either by mail or email.
Beneficial Owner
If the shares held by you as of the Record Date are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote such shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted.
How can I attend the Meeting?
The Meeting will be held at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431 on Tuesday, June 4, 2024 at 10:00 a.m. (Eastern time). All shareholders are cordially invited to attend the annual meeting.
How can I vote at the Meeting?
If a shareholder attends the Meeting and is a registered shareholder, the shareholder may cast his, her or its vote(s) for each of his, her or its registered subordinate voting shares held as of the Record Date on any and all resolutions placed before the Meeting. If a shareholder does not wish to vote for any matter proposed at the Meeting, the shareholder may withhold his, her or its vote from, or vote his, her or its subordinate voting shares held as of the Record Date against, as applicable, any resolution at the Meeting, depending on the specific resolution. If a shareholder attends the Meeting in person and is a beneficial shareholder, that shareholder will not be entitled to vote at the Meeting unless he, she or it contacts his, her or its intermediary well in advance of the Meeting and carefully follows its instructions and procedures. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
How can I vote without attending the Meeting?
Whether you hold the shares held by you as of the Record Date as a shareholder of record or as a beneficial owner, you may direct how such shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as of the Record Date as a beneficial owner, you may vote by submitting voting instructions to the registered owner of such shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
Voting by Internet
Shareholders may vote over the Internet by following the instructions on the Proxy Instrument or voting instruction card.
Voting by Mail
Shareholders may vote by mail by signing, dating and returning their Proxy Instrument or voting instruction card to the following address:

Odyssey Trust Company
702 – 67 Yonge Street
Toronto, ON, M5E 1J8

How do I submit questions or comments for the Meeting?
We do not plan to take questions or comments during the Meeting. Shareholders may direct communications to the Company outside of the Meeting at our principal executive offices. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
How will my shares be voted?
Shares held as of the Record Date represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT FIVE, FOR ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF MACIAS GINI & O'CONNELL LLP, AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS' REMUNERATION AND TERMS OF ENGAGEMENT, AND FOR THE APPROVAL AND RENEWAL OF THE COMPANY'S 2019 EQUITY INCENTIVE PLAN, AS AMENDED. The shares held as of the Record Date represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such shares for which they hold a proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If shares held by you as of the Record Date are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, such shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote such shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting such shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matters to be voted on at the Meeting.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record as of the Record Date will be voted as you instruct on your Proxy Instrument or voting instruction card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your Proxy Instrument or voting instruction card, your shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as of the Record Date as the shareholder of record, your vote by proxy must be received before 10:00 a.m. (Eastern Time) on May 31, 2024 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.
If you hold shares as of the Record Date as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?
•A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:
•by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and delivered to the attention of Odyssey Trust Company, 702 – 67 Yonge Street, Toronto, ON, M5E 1J8;
•by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or
•in any other manner permitted by law.
For shares you hold as of the Record Date as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares held as of the Record Date, by attending the Meeting and voting such shares.
Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company's proxy materials for next year's annual meeting must be received by our Corporate Secretary no later than the close of business (Eastern time) on December 26, 2024 and must be submitted to our Corporate Secretary at Jushi Holdings Inc., 301 Yamato Road, Suite 3250, Boca Raton, FL 33431. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year's annual meeting and wishes to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to next year's annual meeting must be received at least three (3) months before the anniversary of the Company's last annual general meeting (i.e. by March 4, 2025). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year's annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (as amended to date, the “Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Jushi Holdings Inc.?”) and must be updated and supplemented as provided in the Articles.
Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. In addition, in order to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2025.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
To be in proper written form, such notice must set forth the nominee's name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Jushi Holdings Inc.?”

Description of the Company's Voting Securities
The Company is authorized to issue an unlimited number of subordinate voting shares, an unlimited number of multiple voting shares, an unlimited number of super voting shares and an unlimited number of preferred shares.
On April 23, 2024, there were 231 shareholders of record holding 196,634,931 outstanding subordinate voting shares. There were no shareholders holding any multiple voting shares, super voting shares or preferred shares.
The subordinate voting shares, multiple voting shares and preferred shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of April 23, 2024, the subordinate voting shares represent 100% of voting rights attached to outstanding securities of the Company, and the multiple voting shares, super voting shares and preferred shares collectively represent 0% of voting rights attached to outstanding securities of the Company.
As of April 23, 2024, the total number of subordinate voting shares of the company outstanding assuming all outstanding options and warrants are exercised is 314,206,508.
Holders of subordinate voting shares held as of the Record Date are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of subordinate voting shares are entitled to one vote in respect of each subordinate voting share held.

Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company's printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, together with the notes thereto and the independent auditor's report thereon and the related management's discussion and analysis are available on the “Investors” section of our website at https://ir.jushico.com/, SEDAR+ at www.sedarplus.ca and the SEC's website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access rules”.

Obtaining Additional Information
How may I obtain financial and other information about Jushi Holdings Inc.?
Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on April 1, 2024. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Investor Relations Department at the address below under the heading in “How do I obtain additional copies of this Proxy Statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investors” section of our website at https://ir.jushico.com/, on the SEC's website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.
By writing to us, shareholders also may obtain, without charge, a copy of our Articles, code of conduct and Board standing committee charters.
What if I have questions for the Company's transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company
702 – 67 Yonge Street
Toronto, ON, M5E 1J8

How do I obtain additional copies of this Proxy Statement or voting materials?
If you need additional copies of this Proxy Statement or voting materials, please contact us at:

Jushi Holdings Inc.
Attn: Corporate Secretary
301 Yamato Road, Suite 3250
Boca Raton, FL 33431
investors@jushico.com.

OVERVIEW OF PROPOSALS TO BE VOTED ON
Proposals 1, 2, 3 and 4 are included in this Proxy Statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” setting the number of directors that constitutes the Board at five in Proposal 1, “FOR” the election of the five director nominees in Proposal 2, “FOR” the appointment and remuneration of auditors in Proposal 3, and “FOR” the approval and renewal of the 2019 Equity Incentive Plan in Proposal 4.
PROPOSAL 1 - SETTING OF THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD
Our Articles provide that the number of directors should not be fewer than three (3) directors. There are currently five (5) directors of the Company. At the Meeting, it is proposed to fix the number of directors that constitutes the Board at five (5). Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” setting the number of directors at five unless otherwise instructed on a properly executed and validly deposited proxy.

PROPOSAL 2 - ELECTION OF DIRECTORS

Directors are elected annually to one-year terms and each director nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board proposes to nominate at the Meeting each of James Cacioppo, Benjamin Cross, Stephen Monroe, Marina Hahn and Billy Wafford, each to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the Articles or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. The Board does not contemplate that any of the nominees will be unable to serve as a director of the Company. However, if anyone nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend.
The following table and the notes thereto set out the name and age of each director nominee (as of April 23, 2024), their respective existing positions and, if applicable, the period during which he/she has been a director of the Company.

Directors Name	Age	Position(s)	Location of Residence	Director Since
James Cacioppo (1)(2)	61	Chairman	Florida, US	2018
Benjamin Cross (1)(2)(3)	69	Director	Connecticut, US	2019
Stephen Monroe (1)(2)(3)(4)	64	Director	New York, US	2019
Marina Hahn	66	Director	New York, US	2021
Billy Wafford (3)	52	Director	California, US	2022

(1)Nominating and Corporate Governance Committee member
(2)Compensation Committee member
(3)Audit Committee member
(4)Lead Independent Director

Biographical Information
The biographies of the proposed nominees for the Board are set out below.
James Cacioppo, brings managerial, start-up, financial and investing experience to his role as Founder, Chief Executive Officer (“CEO”) and Chairman of the Company. Prior to founding the Company, Mr. Cacioppo spent over two decades managing the business and allocating capital in senior management positions at several large hedge funds; two of which were early-stage success stories. Mr. Cacioppo is Co-Founder and Managing Partner of One East Partners (US$2.3 billion (peak AUM)). Previously, Mr. Cacioppo served as President and Co-Portfolio Manager of Sandell Asset Management (US$5.0 billion (peak AUM)) and Head of Distressed Debt for Halcyon Management, a global investment firm with over US$9 billion in assets. Mr. Cacioppo earned his BA from Colgate University and his MBA from Harvard University.
Benjamin Cross, brings extensive financial markets experience and commodities knowledge to his role as Director at Jushi. Mr. Cross spent 20 years at Morgan Stanley in both their London and New York offices in the Commodities division until his retirement in 2015 as a Managing Director at the firm. Prior to joining Morgan Stanley, Mr. Cross worked at Merrill Lynch and the commodities exchange. Mr. Cross earned his BS from Cornell University. Presently, Mr. Cross is a Board Advisor to Ursa Space, a geospatial intelligence firm with an emphasis in measuring global oil inventories.
Stephen Monroe, brings vast experience in financial markets and risk management to his role as Director at Jushi. Mr. Monroe is President and Managing Partner of Liquid Capital Alternative Funding (LCAF), an asset-based lender. Prior to joining LCAF, Mr. Monroe served as National Sales Manager for Short Duration Products at JP Morgan and was previously employed in a variety of senior management positions covering cash and short duration products at Barclays and the Royal Bank of Scotland. Mr. Monroe earned his BA from Williams College.
Marina Hahn, brings extensive board and consumer brand experience to her role as Director at Jushi. Ms. Hahn co-founded HOUSEOFLOVE, a ready to drink retail beverage line and currently serves as General Manager. Prior to co-founding HOUSEOFLOVE, Ms. Hahn served as a consultant at Rotkaeppchen-Mumm, a German market leader in sparkling wines and spirits. Prior to serving as a consultant at Rotkaeppchen-Mumm, Ms. Hahn co-founded ZX Ventures, a growth arm of Anheuser-Busch. Prior to ZX Ventures, Ms. Hahn served as President of the Consumer Division at Flex Pharma, an innovative biotech formed as a result of a scientific breakthrough for athletes who suffer from muscle cramps. Ms. Hahn was a founder of SVEDKA Vodka (acquired by Constellation Brands, Inc.), an irreverent lifestyle brand where she originated the iconic spokesbot, SVEDKA_grl. Ms. Hahn is a graduate of Wellesley College.
Billy Wafford, has over 25 years of finance and management consulting experience that he brings to his role as Director at Jushi. Mr. Wafford currently serves as Chief Financial Officer of Qurate Retail Group (part of Qurate Retail, Inc., a Fortune 500 company) a video commerce focused retailer that includes brands such as QVC®, HSN®, Zulily®, Ballard Designs®, Frontgate®, Garnet Hill® and Grandin Road®. Prior to Qurate Retail Group, he served as Chief Financial Officer of Everlane, a digitally native apparel, footwear and accessories brand, JCPenney, one of the largest retail department chains in the U.S., The Vitamin Shoppe, a specialty retailer of nutritional products, and Thrasio, a global consumer goods company. Mr. Wafford also previously served as Partner of the advisory practice group at KPMG, after holding various executive finance roles with Walgreens Boots Alliance, Target, Archstone Consulting, and Bank of America. Mr. Wafford earned his MBA from Indiana University.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
On April 21, 2021, the Company announced it had applied to the Ontario Securities Commission (the “OSC”), as principal regulator of the Company, for the imposition of a management cease trade order (the “MCTO”) under National Policy 12-203 – Management Cease Trade Orders because, due to the Company’s auditor not being able to complete its annual audit procedures in a timely manner, the Company would not be able to file its audited annual financial statements for the year ended December 31, 2020, the related management’s discussion and analysis, related Chief Executive Officer and Chief Financial Officer certificates and annual information form for the year ended December 31, 2020 (the “Required Filings”) before the required deadline of April 30, 2021. On May 3, 2021, the OSC issued the MCTO. The MCTO restricted the trading of securities of the Corporation by the Chief Executive Officer and Chief Financial Officer of the Corporation until the Required Filings were made. The Required Filings were made on June 9, 2021, and the MCTO was automatically revoked. All of the Company’s current directors and named executive officers, except Michelle Mosier, Marina Hahn and Billy Wafford, were in place on the date when the MCTO was issued on May 3, 2021.
Except for the MCTO, to the Company's knowledge, no proposed director is or, within the ten (10) years prior to the date of this Proxy Statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.
On February 22, 2022, Jushi Europe SA (“Jushi Europe”), an entity owned 51% by the Company, filed a notice of over-indebtedness with the Swiss courts. The Swiss court declared Jushi Europe’s bankruptcy on May 19, 2022 (the “Jushi Europe Bankruptcy”). Jim Cacioppo is a director of Jushi Europe.
On May 15, 2020, J.C. Penney Company, Inc. (“J.C. Penney”) and certain other debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “J.C. Penney Bankruptcy”). Billy Wafford was the Executive Vice President and Chief Financial Officer of J.C. Penney at the time of the J.C. Penney Bankruptcy filing.
Except with respect to Jushi Europe Bankruptcy and the J.C. Penney Bankruptcy, to the Company's knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
To the Company's knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.
Certain Relationships and Related Party Transactions
The following is a summary of transactions since January 1, 2023 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.
Other than as described below under this section titled “Certain Relationships and Related Party Transactions,” since January 1, 2023, we have not entered into any transactions, nor are there any currently proposed transactions, between the Company and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

Extension of Stock Option Post-Termination Exercise Period

On April 12, 2023, our Board approved an extension of the post-termination exercise period (the “PTEP Amendment”) for stock options previously granted to Jon Barack (President), Michelle Mosier (Chief Financial Officer), Tobi Lebowitz (Chief Legal Officer and Corporate Secretary), Benjamin Cross (Independent Director), Stephen Monroe (Independent Director), Marina Hahn (Independent Director) and Billy Wafford (Independent Director) under our 2019 Equity Incentive Plan, as amended (the “2019 Equity Incentive Plan”). Pursuant to the PTEP Amendment, the post-termination exercise period upon a termination of employment for any reason other than for (i) “cause” (as defined in the applicable option award agreement) or (ii) voluntary resignation occurring prior to a “change in control” (as defined in the 2019 Equity Incentive Plan) for the outstanding stock options to purchase 3,369,923 subordinate voting shares held by Mr. Barack was amended to 18 months, and the post-termination exercise period for any reason other than for cause occurring after a change in control for the outstanding stock options to purchase 3,369,923 subordinate voting shares held by Mr. Barack was amended to 3 years. Pursuant to the PTEP Amendment, the post-termination exercise period upon a termination of employment for any reason other than for (i) cause (as defined in the applicable option award agreement) or (ii) voluntary resignation occurring prior to a change in control (as defined in the 2019 Equity Incentive Plan) for the outstanding stock options to purchase an aggregate of 2,089,758 subordinate voting shares held by Ms. Mosier, Ms. Lebowitz, Mr. Cross, Mr. Monroe, Ms. Hahn and Mr. Wafford was amended to 1 year, and the post-termination exercise period for any reason other than for cause occurring after a change in control for the outstanding stock options to purchase an aggregate of 2,089,758 subordinate voting shares held by Ms. Mosier, Ms. Lebowitz, Mr. Cross, Mr. Monroe, Ms. Hahn and Mr. Wafford was amended to 2 years.

Indenture and Warrant Amendments

On June 27, 2023, we and Odyssey Trust Company, as trustee, entered into an amendment to our existing Trust Indenture dated December 7, 2022, pursuant to which the Company issued 12% Second Lien Notes (the “Notes”) in December 2022. Additionally, on June 27, 2023, we and Acquiom Agency Services, LLC, as collateral agent, entered into an amendment to the detached warrants issued to the holders of the Notes (the “Warrants”). The amendment to the Indenture removed the covenant, upon a change of control, giving the right to holders of Notes to require the Company to repurchase the Notes for 105% of the then outstanding principal and accrued and unpaid interest, and provided that previous leverage limits on the Company with respect to the Manassas, VA facility do not apply in certain circumstances. The amendment to the Warrants reduced the exercise price for each subordinate voting share from US$2.086 to US$1.00 and provided that future adjustments to the Warrants, if any, will be determined using a pricing model in accordance with generally accepted accounting principles in the United States. James Cacioppo, our CEO and the Chairman of the Board, and Denis Arsenault, a holder of more than 5% of any class of our capital stock at the time of this transaction, both hold Notes and Warrants.

Option Repricing

On November 15, 2023, the disinterested directors on our Board approved a stock option cancellation and regrant program, pursuant to which certain members of our senior management team, including Mr. Barack and Ms. Lebowitz, and independent directors Mr. Cross, Mr. Monroe and Ms. Hahn, were permitted to elect to cancel each option held by the eligible participant with an exercise price per subordinate voting share greater than or equal to $3.91, and to be granted a replacement option to purchase an identical number of subordinate voting shares on the first date such grant was eligible to be made after the expiration of a 30-day period measured from the cancellation date and otherwise in compliance with US and Canadian law and applicable stock exchange rules, at an exercise price per subordinate voting share equal to the fair market value of a subordinate voting share on the grant date subject to certain limitations set forth in the Company’s 2019 Equity Incentive Plan. Mr. Barack and Ms. Lebowitz elected to participate in such program. Consequently, on December 17, 2023, Mr. Barack had 1,000,000 options repriced from $3.91 per subordinate voting share to $0.55 per subordinate voting share and Ms. Lebowitz had 465,000 options repriced from $3.91 per subordinate voting share to $0.55 per subordinate voting share. The vesting schedule for Mr. Barack’s replacement options restarted on the replacement option grant date, and vests in three equal annual installments measured from the replacement option grant date. The vesting schedule with respect to 165,000 of Ms. Lebowitz replacement options restarted on the replacement option grant date, and vests in three equal annual installments measured from the replacement option grant date. The vesting schedule with respect to 165,000 of Ms. Lebowitz replacement options did not change. Mr. Cross, Mr. Monroe and Ms. Hahn elected to participate in such program. Consequently, on December 17, 2023, the directors had 140,000 options repriced from $3.91 per subordinate voting share to $0.55 per subordinate voting share. The vesting schedule for the directors’ replacement options restarted on the replacement option grant date, and vests on year from the replacement option grant date.

Warrant Cancellation and Re-Issuance

On November 15, 2023, we informed Michelle Mosier, our Chief Financial Officer, that a warrant issued to her on December 9, 2022, permitting her to purchase up to 200,000 subordinate voting shares at an exercise price per subordinate voting share of $1.75 inadvertently contained a technical defect and was not in compliance with the policies of the Canadian Securities Exchange. As a result, the defective warrant was cancelled. In order to compensate Ms. Mosier for the cancellation of the defective warrant, the Board approved for Ms. Mosier to be issued a replacement warrant to purchase an identical number of subordinate voting shares on the first date such issuance was eligible to be made, after the expiration of a 30-day period measured from the cancellation date and otherwise in compliance with US and Canadian law and applicable stock exchange rules, at an exercise price per subordinate voting share equal to the fair market value of a subordinate voting share on the issuance date. Consequently, on December 17, 2023, Ms. Mosier was issued a warrant to purchase 200,000 subordinate voting shares at an exercise price per subordinate voting share of $0.55.
Policy Regarding Related Party Transactions
We do not have any formal written policies and procedures for the review, approval, or ratification of transactions with related persons or conflicted transactions. However, in practice, when such transactions arise, they are referred to the Board for consideration and approval, and we rely on the Board to review related party transactions on an ongoing basis to prevent conflicts of interest. We intend to adopt a related party transaction policy in the future. In addition, as we are listed on the Canadian Securities Exchange and are a reporting issuer under Canadian securities laws, we are subject to Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”) which includes requirements in connection with, among other things, “related party transactions” being transactions by which an issuer directly or indirectly engages in the following with a related party: acquires, sells, leases or transfers an asset, acquires the related party, acquires or issues treasury securities, amends the terms of a security if the security is owned by the related party or assumes or becomes subject to a liability or takes certain other actions with respect to debt. For the purposes of MI 61-101, the term “related party” includes directors, senior officers and holders of more than 10% of the voting rights attached to all outstanding voting securities of the issuer or holders of a sufficient number of any securities of the issuer to materially affect control of the issuer. MI 61-101 requires, subject to certain exceptions, the preparation of a formal valuation relating to certain aspects of the transaction and more detailed disclosure in the proxy material sent to security holders in connection with a related party transaction including related to the valuation. MI 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the shareholders of the issuer, other than the related parties, approve the transaction by a simple majority of the votes cast.
Indebtedness of Directors, Executive Officers and Employees
No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors' resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:
•is a party to the contract or transaction;
•is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or
•has a material interest in a party to the contract or transaction.
Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions
Other than as described elsewhere in this Proxy Statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction since the beginning of the year ended December 31, 2023 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT FIVE (5) IN PROPOSAL 1 AND “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 2.

PROPOSAL 3: APPOINTMENT AND REMUNERATION OF AUDITORS

The audit committee of our Board (the “Audit Committee”) has appointed Macias Gini & O'Connell LLP (“MGO”) as our independent registered accounting firm for the fiscal year ending December 31, 2024. Although ratification of the appointment of MGO by our stockholders is not required, the Board is submitting the selection of MGO to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will but is not obligated to consider whether it is appropriate to select another independent registered public accounting firm. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of MGO are expected to attend the Meeting, with the opportunity to make a statement if they so desire and, if a representative is in attendance, the representative will be available to answer appropriate questions.
Changes in Certifying Accountant
On April 19, 2023, our Audit Committee dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The reports of Marcum on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and it was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended December 31, 2022 included an explanatory paragraph that raised substantial doubt about the Company's ability to continue as a going concern as a result of recurring losses from operations, negative cash flows from operations, non-compliance with certain debt covenants and a working capital deficit.
Marcum was engaged by the Company from June 2, 2021 through April 19, 2023, to conduct audits of the Company’s financial statements for fiscal years ended December 31, 2022, 2021 and 2020 and reviews of the Company’s financial statements for each fiscal quarter of 2022 and 2021. During the two most recent fiscal years and the subsequent interim period through the date of Marcum’s dismissal, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of such disagreement(s) in connection with its audit reports, and (b) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except: the identification of deficiencies that constitute material weaknesses in internal control over financial reporting as detailed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 18, 2023. The material weaknesses were discussed with the Audit Committee of the Company, and the Company has authorized Marcum to respond fully to inquiries of the successor independent registered public accounting firm.
We previously provided Marcum with a copy of the above disclosures as included in our Form 8-K filed with the SEC on April 25, 2023, and requested Marcum to furnish us with a letter addressed to the SEC stating whether Marcum agreed with the statements made by us in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated April 24, 2023, is attached as Exhibit 16.1 to that Form 8-K, and is incorporated herein by reference.
On April 20, 2023, the Audit Committee approved the engagement of MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through April 19, 2023, neither the Company nor anyone acting on its behalf consulted with MGO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Independent Accountant Fees and Services
Aggregate fees billed by our principal independent auditor, MGO, and our former principal independent auditor, Marcum, for the years ended December 31, 2023 and 2022 are detailed in the table below.

	Year Ended December 31,
	2023	2022
Audit Fees (1)	$1,615,000	$1,838,000
Audit Related Fees (2)	318,000	525,000
Tax Fees (3)	—	—
All Other Fees (4)	—	1,009,000
Total Fees Paid	$1,933,000	$3,372,000

(1) “Audit Fees” includes the aggregate fees billed for the audit of the annual consolidated US GAAP financial statements.
(2) “Audit Related Fees” includes the aggregate fees billed for the review of interim unaudited consolidated US GAAP financial statements, comfort letters, consents, and reviews of securities filings.
(3) “Tax fees” includes the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4) “All other fees” includes fees related to the audit of the 2021 and 2020 US GAAP financial statements in preparation for the Corporation's expected registration with the Securities and Exchange Commission.

Pre-approval Policies and Procedures
Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.
Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of MGO's independence in the conduct of their auditing functions.
Audit Committee Report
The primary purpose of the Audit Committee is to assist the Company's Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company's system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management. The Audit Committee has also discussed with Marcum, the Company's prior independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Marcum its independence, and received from Marcum the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed Marcum, with and without management present, the scope and results of Marcum's audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023.
Audit Committee of the Board
The Audit Committee of the Board currently consists of Billy Wafford (Chair), Stephen Monroe and Benjamin Cross. Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND TO FIX THE REMUNERATION AND TERMS OF ENGAGEMENT OF OUR AUDITORS IN PROPOSAL 3.

PROPOSAL 4: APPROVAL AND RENEWAL OF THE EQUITY INCENTIVE PLAN
The Canadian Securities Exchange (“CSE”) amended its listing requirements to require that every three years after an issuer’s adoption of a security-based compensation arrangement that does not have a fixed maximum number of securities issuable, such as the Company’s 2019 Equity Incentive Plan, all unallocated rights, options or other entitlements under such arrangement must be approved by the issuer’s shareholders. The 2019 Equity Incentive Plan was most recently approved by the shareholders on June 30, 2021. On April 25, 2024 the Board unanimously determined that the adoption and renewal of the 2019 Equity Incentive Plan is in the best interests of the Company and unanimously approved the adoption and renewal of the 2019 Equity Incentive Plan. Accordingly, in accordance with this new requirement of the CSE, our shareholders are being asked at the Meeting to consider and, if thought appropriate, to pass an ordinary resolution to approve the 2019 Equity Incentive Plan and the unallocated Awards (as defined below) that may be granted under the 2019 Equity Incentive Plan.
Pursuant to the ordinary resolution, the full text of which is reproduced as Appendix “A”, and in accordance with the policies of the CSE, the Company proposes to approve and renew the 2019 Equity Incentive Plan, the full text of which is set forth in Appendix “B” to this Proxy Statement, and all Awards issuable thereunder.
If the resolution is not passed, no further Awards will be granted under the 2019 Equity Incentive Plan after the date of the Meeting unless and until we subsequently obtain shareholder approval of the adoption and renewal of the plan. Outstanding Awards as of the date of the Meeting will not be affected by this Proposal 4.
The 2019 Equity Incentive Plan authorizes the Board and the Compensation Committee to provide equity-based compensation for the purpose of providing incentives and rewards for service and/or performance to our non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries. We believe our future success depends in part on our ability to attract, motivate and retain high quality non-employee directors, officers, employees and consultants and that the ability to provide equity-based and incentive-based awards under the Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our non-employee directors, officers, employees and consultants. The use of our subordinate voting shares as part of our compensation program is important because equity-based awards are an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.
If the 2019 Equity Incentive Plan is not adopted and renewed at the Meeting, we may be compelled to significantly increase the cash component of our compensation program for our non-employee directors, officers, employees and consultants. This approach may not necessarily align non-employee director, officer, employee and consultant compensation interests with the investment interests of our shareholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that is needed and could be better utilized in other ways.
The following description of the 2019 Equity Incentive Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix “B”.
Equity Incentive Plan Summary
On or about April 29, 2019, the shareholders of our predecessor first adopted the 2019 Equity Incentive Plan, which was most recently approved by the shareholders on June 30, 2021.
The 2019 Equity Incentive Plan permits the grant of: (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs” and collectively with NQSOs, “Options”); (ii) restricted stock awards (“RSAs”); (iii) restricted stock units (“RSUs”); (iv) stock appreciation rights (“SARs”); and (v) performance compensation awards (collectively with Options, RSAs, RSUs, and SARs, “Awards”).
The number of shares that are available for issuance under the 2019 Equity Incentive Plan cannot exceed 15% of the number of outstanding subordinate voting shares, including the number of subordinate voting shares underlying any multiple voting shares, super voting shares or preferred shares on an as-converted basis (the “Fully Converted Number of Shares”), plus an additional 2% of the Fully Converted Number of Shares that may be issued as inducement to employees and officers not previously employed by the Company and who were not previously an insider of the Company. As of the Record Date, the following Awards were outstanding under the Plan: (i) 28,590,019 unexercised Options, and (ii) 1,861 unvested RSAs. As of the Record Date, approximately 1,933,360 subordinate voting shares remained available for issuance under the 2019 Equity Incentive Plan. Approximately 2,902,699 additional subordinate voting shares were available for issuance as of the Record Date as Awards for certain new hires. Based on the closing price on the CSE for our subordinate voting shares on the Record Date of C$0.92 per share converted to US dollars, the aggregate market value as of the Record Date of the 4,836,059 subordinate voting shares available for issuance as Awards under the 2019 Equity Incentive Plan was $3,240,160.
The Board administers the 2019 Equity Incentive Plan, but may delegate some or all of the administration of the 2019 Equity Incentive Plan to a committee or committees thereof. The 2019 Equity Incentive Plan is currently administered by the Board and the Board has delegated to the Compensation Committee the ability to grant Awards with Board review for directors and officers of the Company.
The Board and/or Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Awards granted under the 2019 Equity Incentive Plan will be nontransferable except by will or by the laws of descent and distribution. Except for RSAs, no Participant will have any rights as a shareholder with respect to subordinate voting shares covered by Options, SARs, RSUs or other stock-based Awards, unless and until such Awards are settled in subordinate voting shares.
Subject to the requirements of the CSE, the Board may amend, alter, suspend, discontinue or terminate the 2019 Equity Incentive Plan and the Compensation Committee may amend any outstanding Award at any time; provided that: (1) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2019 Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of any applicable securities exchange); and (2) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.
Any subordinate voting shares subject to an Award under the 2019 Equity Incentive Plan that are exercised, forfeited, cancelled, expire unexercised, are settled in cash, or, in the case of RSAs, in respect of which such RSAs are fully vested shall again be available for Awards under the 2019 Equity Incentive Plan. The maximum number of subordinate voting shares that may be issued pursuant to the exercise of ISOs will be equal to 33,072,187, the share reserve as of May 31, 2022.
In the event of a “capitalization adjustment” (as defined in the 2019 Equity Incentive Plan), the Board will appropriately and proportionately adjust (i) the class(es) and maximum number of securities that may be issued under the 2019 Equity Incentive Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs, and (iii) the class(es) and number of securities and price per share subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
Purpose
The purpose of the 2019 Equity Incentive Plan is to: (i) promote and retain employees, directors and consultants capable of assuring our future success; (ii) motivate management to achieve long-range goals; and (iii) to provide compensation and opportunities for ownership and alignment of interests with shareholders.
Eligibility
Any of our employees, officers, directors, and consultants are eligible to participate (each a “Participant”) in the 2019 Equity Incentive Plan if selected by the Board or the Compensation Committee. As of the Record Date, there were approximately 1215 employees of the Company and its subsidiaries, four (4) non-employee directors of the Company and 15 consultants of the Company and its subsidiaries eligible to participate in the 2019 Equity Incentive Plan. The basis of participation of an eligible recipient of an Award under the 2019 Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Plan, will be determined by Board and/or Compensation Committee.
Awards
Options
The Board or Compensation Committee is authorized to grant Options under the Plan to purchase subordinate voting shares that are either ISOs, meaning they are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to satisfy the requirements of Section 422 of the Code; provided, however, that eligibility to receive an Award of ISOs is limited to our or our subsidiaries employees. Only employees are eligible to receive ISOs. Unless the Board or Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of an Option will not be less than the fair market value (as determined under the 2019 Equity Incentive Plan) of the subordinate voting shares at the time of grant. Options will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Board or the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, or by such other method as the Board or Compensation Committee may determine to be appropriate. The Board or Compensation Committee may, in its discretion, accelerate the vesting and exercisability of Options. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board or Compensation Committee, upon a Participant’s termination of service with us the unvested portion of an Option will be forfeited.
Restricted Stock
An RSA is a grant of subordinate voting shares, which are subject to forfeiture restrictions during a restriction period. The Board or Compensation Committee will determine the price, if any, to be paid by the Participant for each subordinate voting share subject to an RSA. If any payment is required, it may be paid in cash, by check, or by such other method as the Board or

Compensation Committee may determine to be appropriate. The Board or Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the Participant, us or our affiliates of any other performance goals set by the Board or the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable Award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the RSA with respect to which of those conditions are not attained, and the underlying subordinate voting shares will be forfeited or repurchased. At the end of the restriction period, if the conditions (if any) have been satisfied, the restrictions imposed will lapse with respect to the applicable number of subordinate voting shares. During the restriction period, unless otherwise provided in the applicable Award agreement, a Participant will have the right to vote the shares underlying the restricted stock and dividends will be paid as determined by the Board or Compensation Committee. The Board or Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board or Compensation Committee, upon a Participant’s termination of service with us or our affiliates, the unvested portion of an RSA will be forfeited or repurchased.
Restricted Stock Units
RSUs are granted in reference to a specified number of subordinate voting shares and entitle the holder to receive, on achievement of specific performance goals established by the Board or Compensation Committee, after a period of continued service with us or our affiliates or any combination of the above as set forth in the applicable Award agreement, one subordinate voting share for each such subordinate voting share covered by the RSU; provided, that the Board or Compensation Committee may elect to pay cash, or part cash and part subordinate voting shares in lieu of delivering only subordinate voting shares. The Board or Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board or Compensation Committee, upon a Participant’s termination of service with us or our affiliates, the unvested portion of the RSUs will be forfeited. RSU holders will not have any shareholder rights, including voting or dividend rights, with respect to their RSUs until subordinate voting shares are issued in settlement of such RSUs; provided that the Board or Compensation Committee may provide for dividend equivalents, subject to applicable terms and conditions. The Board or Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board or Compensation Committee, upon a Participant’s termination of service with us or our affiliates, the unvested portion of an RSU award will be forfeited.
Stock Appreciation Rights
A SAR entitles the Participant to receive, upon exercise of the SAR, a payment in an amount equal to the increase in the fair market value of a specified number of subordinate voting shares from the date of the grant of the SAR and the date of exercise payable in subordinate voting shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service with us or our affiliates, the same general conditions applicable to Options as described above would be applicable to the SAR. The Board or Compensation Committee may, in its discretion, accelerate the vesting of SARs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board or Compensation Committee, upon a Participant’s termination of service with us or our affiliates, the unvested portion of an SAR will be forfeited.
Substitute Awards
If we or an affiliate acquires another company by merger, consolidation, stock purchase or asset purchase (an “Acquired Entity”), the Board may authorize the grant of Substitute Awards to current and former employees, directors and consultants of the Acquired Entity in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by the current and former employees, directors or consultants of the Acquired Entity to in order to preserve the economic value of the Acquired Entity Awards, subject to applicable securities laws. The number of subordinate voting shares and the exercise price or purchase price (if applicable) underlying the Substitute Awards will be adjusted as the Board determines necessary to achieve preservation of economic value.
Change of Control
In the event of a “Change in Control” (as defined in the 2019 Equity Incentive Plan), the Board and/or the Compensation Committee may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the contingent on the closing or the completion of a Change in Control:
•Arrange for the surviving corporation or acquiring corporation to assume or continue the Award or substitute for a similar award
•Arrange for the assignment of any reacquisition or repurchase rights held by the Company
•Accelerate the vesting
•Arrange for the lapse of any reacquisition or repurchase rights held by the Company
•Cancel or arrange for the cancellation of the Award not vested or exercised before the Change in Control in exchange for cash consideration

•Make a payment equal or in excess of the Award
Tax Withholding
We may take such action as we deem appropriate to ensure that all applicable federal, state, provincial, local and/or foreign payroll, withholding income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.
New Plan Benefits
Awards that may be granted to eligible persons under the 2019 Equity Incentive Plan are subject to the discretion of our Board and/or Compensation Committee, so we cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group. Notwithstanding the foregoing, on or before January 1, 2025, James Cacioppo, our Chief Executive Officer, is eligible to be granted an option to purchase 3,000,000 subordinate voting shares under the 2019 Equity Incentive Plan pursuant to the terms of Mr. Cacioppo’s Employment Agreement, as amended, subject to his continued service to the Company through the option grant date, except in the event of his termination without “Cause” (as defined in the Employment Agreement) or resignation for “Good Reason” (as defined in the Employment Agreement). For further information, please see the section herein entitled “Employment Agreements, Severance and Change in Control Arrangements - Agreement with Mr. Cacioppo”.
Certain U.S. Federal Income Tax Information
The following is a general summary, as of the Record Date, of the principal United States federal income tax consequences to us and to participants for Awards granted under the 2019 Equity Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the Incentive Plan.
Incentive Stock Options (ISOs). For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the subordinate voting shares acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, then any gain upon the subsequent sale of the subordinate voting shares will be taxed as a long-term capital gain. A participant who disposes of subordinate voting shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the subordinate voting shares. Any additional gain or loss recognized upon any later disposition of the subordinate voting shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. The difference between the option exercise price and the fair market value of the subordinate voting shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.
Non-Qualified Stock Options. A participant who receives a non-qualified stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the subordinate voting shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the subordinate voting shares had been held by the participant for more than one year.
Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any subordinate voting shares received. Any additional gain or loss recognized upon any later disposition of any subordinate voting shares received would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for one year or more.
Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Section 83(b) of the Code. Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the subordinate voting shares or cash received minus any amount paid for the subordinate voting shares.
Restricted Stock Units. No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of the vested restricted stock units, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the vested restricted stock units.
Other Awards. Participants will generally recognize ordinary income at the time of payment of dividend equivalents and cash based awards in an amount equal to the value of the payment received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2019 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option), subject to the limitation on deductibility under Section 162(m) of the Code.
Section 409A of the Code. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2019 Equity Incentive Plan (such as restricted stock units). The intent is for the 2019 Equity Incentive Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Section 409A of the Code, certain non-qualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.
Pursuant to the ordinary resolution, the full text of which is reproduced as Appendix “A”, and in accordance with the policies of the Canadian Securities Exchange, the Company proposes to approve and renew the 2019 Equity Incentive Plan, the full text of which is set forth in Appendix “B” to this Proxy Statement, and all awards issuable thereunder. The Board has unanimously determined that the adoption of the 2019 Equity Incentive Plan is in the best interests of the Company and has unanimously approved the 2019 Equity Incentive Plan.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby “FOR” setting the approval and renewal of the 2019 Equity Incentive Plan unless otherwise instructed on a properly executed and validly deposited Proxy Instrument.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND RENEWAL OF THE 2019 EQUITY INCENTIVE PLAN IN PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our subordinate voting shares, as of April 23, 2024, by:
•each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5.0% of our subordinate voting shares based solely on our review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act
•each of our directors;
•each of our named executive officers; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any subordinate voting shares that a person that are has the right to acquire within sixty (60) days of April 23, 2024 through the exercise of stock options, warrants or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Each shareholder's percentage ownership is based on 196,634,931 subordinate voting shares issued and outstanding as of April 23, 2024. Except as otherwise indicated, the address of each of the persons in this table is c/o Jushi Holdings Inc., 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.

	Subordinate Voting Shares(1)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned		% of Subordinate Voting Shares Beneficially Owned
James Cacioppo – Chief Executive Officer and Chairman, Florida, U.S.	42,627,766	(2)	18.75%
Louis Jon Barack – President, Florida, U.S.	5,981,439	(3)	2.99%
Michelle Mosier – Chief Financial Officer, Florida, U.S.	177,067	(4)	*
Benjamin Cross – Director, Connecticut, U.S.	539,080	(5)	*
Stephen Monroe – Director, New York, U.S.	412,636	(6)	*
Billy Wafford – Director, California, U.S.	225,806	(7)	*
Marina Hahn – Director, New York, U.S.	197,301	(8)	*
Denis Arsenault – Shareholder, New Brunswick, Canada	24,380,494	(9)	11.43%
Nomura Holdings, Inc., Shareholder, Tokyo, Japan(10)	13,587,899		6.91%
All directors and executive officers as a group (11)	50,161,095		21.66%
* Indicates percentage of less than 1.0%
(1) The total number of issued and outstanding subordinate voting shares for purposes of calculating the percentage of subordinate voting shares beneficially owned by each individual includes all restricted stock granted to such individual regardless of whether such restricted stock is vested or unvested.
(2) Includes 8,885,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024, and 21,824,301 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 23, 2024.
(3) Includes 1,659,666 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024, and 1,500,000 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 23, 2024.
(4)    Includes 40,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024, and 40,000 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 23, 2024.
(5)    Includes 180,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024, and 120,000 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 23, 2024.
(6)    Includes 258,952 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024.
(7)    Includes 225,806 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024.
(8)    Includes 180,000 Subordinate Voting Shares underlying stock options exercisable within 60 days of April 23, 2024.
(9)    Includes 16,702,595 Subordinate Voting Shares underlying warrants exercisable within 60 days of April 23, 2024.
(10) The Address of Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan
(11) Excludes Denis Arsenault and Nomura Holdings, Inc.

CORPORATE GOVERNANCE
Board of Directors
Our Articles provide for a minimum of three directors. Our shareholders have authorized the Board, by resolution, to determine the number of directors above the minimum number of directors set out in our Articles. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board currently consists of five directors. Our business and affairs are managed by or under the direction of the Board. Pursuant to the Articles, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.
We are not currently subject to listing requirements of any national securities exchange in the United States which requires that a majority of the Board be “independent.” Four of our five existing directors are considered to be independent under the Canadian Securities Administrators Guidelines and in accordance with National Instrument 52-110-Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with such director’s exercise of independent judgment. Our independent directors are Benjamin Cross, Stephen Monroe, Marina Hahn and Billy Wafford. Jim Cacioppo is not considered independent because of his role as Chief Executive Officer of the Company.
The Board holds regularly scheduled meetings and at such meetings our independent directors meet in executive session.
The Board held three meetings and took twenty-eight (28) actions by unanimous written consent during the year ended December 31, 2023. In 2023, each person serving as a director attended at least 75% of the total number of meetings of our Board and any committee on which he or she served except for Marina Hahn.
We do not currently have a policy with regard to members of the Board attending annual meetings of the shareholders. At the 2023 annual shareholders meeting, James Cacioppo, Stephen Monroe, Benjamin Cross, Marina Hahn and Billy Wafford were present at the meeting.
We do not currently have a process for Shareholders to send communications to the Board as our Board does not believe that such a formal process is necessary given the number of holders of record. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company at our principal executive offices. The mailing address of our principal executive offices is 301 Yamato Road, Suite 3250, Boca Raton, FL 33431.
Board Committees
At present, the Board has three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the Board in August 2019.
Audit Committee
The Audit Committee is currently composed of three members: Benjamin Cross, Stephen Monroe and Billy Wafford (Chair). Billy Wafford is an audit committee financial expert within the meaning of Item 407(d) of Regulations S-K under the Securities Act of 1933, as amended. The Audit Committee met seven times during 2023 (not including any actions taken by written consent).
Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.
The Audit Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Audit Committee are to assist the Board to:
•Conduct such reviews and discussions with management and the external auditors relating to the audit and financial reporting as are deemed appropriate by the Audit Committee.
•Assess the integrity of internal controls and financial reporting procedures of the Company and ensure implementation of such controls and procedures;
•Review the interim and annual financial statements and management’s discussion and analysis of the Company’s financial position and operating results and in the case of the annual financial statements and related management’s discussion and analysis, report thereon to the Board for approval of same;
•Select and monitor the independence and performance of the Company’s external auditors, including attending private meetings with the external auditors and reviewing and approving all renewals or dismissals of the external auditors and their remuneration; and
•Provide oversight of all disclosure relating to, and information derived from, financial statements and management’s discussion and analysis.

In fulfilling its responsibilities, the Audit Committee meets regularly with our auditor and key management members.
The Audit Committee has access to all of our books, records, facilities and personnel and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee. The Audit Committee is responsible for the pre-approval of all non-audit services to be provided by our auditors.
Compensation Committee
The Compensation Committee is currently comprised of three members: James Cacioppo (Chair), Benjamin Cross and Stephen Monroe. All of the members of the Compensation Committee other than Mr. Cacioppo are independent for purposes of NI 52-110. Mr. Cacioppo recuses himself on compensation committee-related matters relating to himself. The Compensation Committee met once during 2023 (not including any actions taken by written consent).
The Compensation Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Compensation Committee are to assist the Board to:
•Review and approve annually the corporate goals and objectives applicable to the compensation of the CEO;
•Evaluate, at least annually, the CEO’s performance in light of the goals and objectives set for the CEO;
•Determine and make recommendations to the Board with respect to the CEO’s compensation level (both cash and equity-based). In determining the long-term incentive component of the CEO’s compensation, the Committee may consider our performance, shareholder returns, the value of similar incentive awards given to CEOs at comparable companies and the awards given to the Company’s CEO in past years;
•Make recommendations to the Board regarding the compensation of non-CEO senior executive officers and the directors;
•Review and make recommendations to the Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the shareholders of the Company;
•Review and discuss with management our executive compensation disclosure to be included in our management information circular and any other disclosure with respect to executive compensation to be included in any other public disclosure documents of the Company; and
•Review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers.
The Compensation Committee also has the authority to retain and compensate a compensation consultant, special legal, and other consultants or advisors.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently comprised of three members: James Cacioppo (Chair), Benjamin Cross and Steve Monroe. All of the members of the Nominating and Corporate Governance Committee other than Mr. Cacioppo are independent for purposes of NI 52-110. The Nominating and Corporate Governance Committee did not meet during 2023.
The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to assist the Board to:
•Identify individuals qualified to become members of the Board;
•Recommend director nominees for each annual meeting of the Company’s shareholders and director nominees to fill any vacancies that may occur between meetings of shareholders;
•Be aware of the best practices in corporate governance and develop and recommend to the Board a set of corporate governance standards to govern the Board, its committees, the Company and its employees in the conduct of the business and affairs of the Company;
•Consider the diversity of the Board; and
•Develop and oversee the annual Board and committees of the Board evaluation process.
The Nominating and Corporate Governance Committee does not have a formal policy with regarding to the consideration of any director candidates recommended by Shareholders, but the Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and shareholders. Qualified director candidates must be eligible for affiliation with the Company's various licenses. Our Board believes this process is sufficient given the our Company’s size and position in the market. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described in “How may I nominate director candidates or present other business for consideration at a meeting” under “Shareholder Proposals and Director Nominations” in this Proxy Statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate's biographical information, meeting with each candidate and assessing each candidate's independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Board Oversight of Enterprise Risk
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.
Board Leadership
The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for Jushi. The positions of Chairman of the Board and Chief Executive Officer are currently held by James Cacioppo. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to Jushi and its shareholders. As a result, we do not currently have a lead independent director. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.
Corporate Governance Principles and Code of Ethics
The Board is committed to sound corporate governance principles and practices. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board also adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics and the Guidelines are available on our corporate website at https://ir.jushico.com/corporate-governance/governance-documents. You also may obtain a printed copy of the Code of Ethics and Principles by sending a written request to: Investor Relations, Jushi Holdings Inc. 301 Yamato Road, Boca Raton, FL, 33431.
Compensation Committee Interlocks and Insider Participation
During 2023, our Compensation Committee members were James Cacioppo (Chair), Benjamin Cross and Stephen Monroe, none of whom, other than James Cacioppo, currently is, or formerly was, an officer or employee of the Company. James Cacioppo is currently our Chief Executive Officer, and has served as an executive officer of the Company since our founding. Except for certain transactions between James Cacioppo, Benjamin Cross and Stephen Monroe, on the one hand, and the Company, on the other hand, as disclosed elsewhere in this Proxy Statement, there were no transactions in 2023 between us and any directors who served as Compensation Committee members for any part of 2023 that would require disclosure by us under SEC rules requiring disclosure of certain relationships and related party transactions. During 2023, none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board. Accordingly, there were no interlocks with other companies within the meaning of the SEC's proxy rules during 2023.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 23, 2024:

Name	Age	Position(s)
James Cacioppo	61	Chairman and Chief Executive Officer
Louis J. Barack	47	President
Michelle O. Mosier	58	Chief Financial Officer
Tobi Lebowitz	43	Chief Legal Officer & Corporate Secretary
Todd West	55	Chief Operating Officer

Biographical Information
The biography of James Cacioppo can be found under “Proposal 2 - Election of Directors.” The following is biographical information for our other named executive officers:
Louis J. Barack co-founded the Company in 2018 and has served as our President since December of 2019. Mr. Barack brings extensive financial and cannabis industry investing experience (both public and private) to his role as President, Corporate Secretary and Interim Chief Financial Officer. Mr. Barack spent over ten years in investments at various hedge funds, including working from 2013 to 2018 at One East Capital Advisors where he focused on cannabis investments. Mr. Barack earned his BA from Princeton University and his JD/MBA from Northwestern University.
Michelle O. Mosier brings over 20 years of financial leadership experience to Jushi across several consumer-facing industries, including consumer packaged goods, global manufacturing, as well as food and beverage packaging. Most recently, she served as the Chief Financial Officer for Hamilton Beach Brands Holding Company (NYSE: HBB), a leading designer, marketer, and distributor of a wide range of branded small electric household and specialty housewares appliances, as well as commercial products. Prior to her time at Hamilton Beach, she held a number of executive leadership and finance roles, notably as Controller for Reynolds Group Holdings Limited, and Chief Financial Officer of Reynolds Consumer Products (NASDAQ: REYN). She began her career in the audit practice of Coopers & Lybrand, now PricewaterhouseCoopers, where she was admitted into the partnership in 1998.
Tobi Lebowitz joined the Company in 2019 as an Executive Vice President of Legal Affairs and was promoted to Chief Legal Officer and Corporate Secretary in August of 2022. She previously served as the Associate General Counsel of KLX Inc. (formerly KLXI), where she played pivotal roles in the sale of its aerospace segment to Boeing for $4.25B and the spin-off of its energy segment into a new, publicly traded company (formerly KLXE). Prior to working in-house, she was a shareholder at a large Florida-based law firm, Stearns Weaver, practicing commercial litigation and employment law. Ms. Lebowitz earned her bachelor’s of science and juris doctorate from the University of Florida.

Todd West brings over 25 years of operations management experience in retail, manufacturing, and wholesale, including five years in the cannabis industry with his most recent role being Executive Vice President of Operations at Cresco Labs Inc. Prior to working in the cannabis industry, Mr. West was an operations executive for almost a decade in the food and beverage industry directing daily operations including overseeing manufacturing, warehousing, distribution, supply chain, inventory control, new product development, R&D, quality assurance, and retail.

EXECUTIVE COMPENSATION
2023 Executive Compensation Philosophy and Objectives
The Compensation Committee is committed to the adoption of an executive compensation program that fosters the attraction and retention of highly qualified executives, and motivates them to achieve our financial, operational and strategic objectives. We believe in providing our executive officers, including our named executive officers, with a competitive pay package that includes a strong link between corporate performance and compensation. In doing so, the executive compensation program is designed to reward the creation of sustained long-term shareholder value, as well as each executive's individual contributions in the context of overall annual corporate performance. We aim to meet these objectives with the principal components of our executive compensation program, which include a combination of base salary, annual cash bonuses and long-term incentives in the form of equity-based compensation.
2023 Executive Compensation Program
This section discusses the material components of the executive compensation program offered to our named executive officers (“NEOs”), identified below. For 2023, our NEOs were:
•James Cacioppo, our Chief Executive Officer;
•Jon Barack, our President; and
•Michelle Mosier, our Chief Financial Officer.
As an emerging growth company and a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act.

Summary Compensation Table
The following table provides information regarding compensation earned by our Chief Executive Officer and our two most highly compensated executive officers other than our principal executive officer who served during 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
James Cacioppo Chief Executive Officer	2023	850,032	1,583,831(2)	1,111,374	20,677	3,565,914
	2022	750,027	1,000,000	6,715,991	34,031	8,500,049
Louis Jon Barack President	2023	400,015	120,000(3)	388,050(4)	23,633	931,698
	2022	400,015	—	1,251,011	24,977	1,676,003
Michelle Mosier(5) Chief Financial Officer	2023	383,348	125,000(6)	235,805(7)	9,257	753,410
	2022	—	—	—	—	—
(1) Represents our matching contributions to our 401(k) plan and health and disability benefits. In addition, the amount for Mr. Cacioppo in 2023 includes $13,199.99 of matching 401(k) contributions and $7,135.50 of legal fees paid by the Company for review and negotiation of his amended employment agreement.
(2) Pursuant to the Cacioppo Employment Agreement, Mr. Cacioppo was eligible to receive a cash bonus for the 2023 calendar year in an amount not less than $850,000. On November 15, 2023, Mr. Cacioppo and the Company entered into a second amendment to the Cacioppo Employment Agreement pursuant to which Mr. Cacioppo agreed to receive the $850,000 annual cash bonus that would otherwise have been paid to him on or before March 15, 2024 in the following alternative form: (i) a lump sum cash payment in the amount of $212,500, (ii) $1,150,000 aggregate principal amount of 12% Second Lien Notes, and (iii) fully-detached warrants to purchase 718,750 of the Company’s Subordinate Voting Shares. The figure provided here reflects the $212,500 cash payment and the grant date fair value of the warrants received by Mr. Cacioppo in accordance with Financial Accounting Standards Board (FASB) ASC 718.
(3) The reported amount reflects the amount of Mr. Barack’s bonus for fiscal year 2023 that the Company has accrued for but has not been paid. The amount actually paid, if any, is at the discretion of the Company and subject to Board approval.
(4)    The reported amount reflects the grant date fair value of certain stock options and the incremental grant date fair value of certain other stock options awarded to Mr. Barack during fiscal year 2023 calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. On November 15, 2023, the Company approved a limited stock option cancellation and regrant program pursuant to which a limited number of the Company’s senior management team (including Mr. Barack) and certain of the Company’s non-employee directors could elect to cancel each stock option held by them with an exercise price per Subordinate Voting Share greater than or equal to $3.91 and to be granted a replacement option. Mr. Barack elected to participate in the stock option cancellation and regrant program. The reported amount for the stock options granted to Mr. Barack pursuant to the stock option cancellation and regrant program represent the incremental grant date fair value of the replacement award over the old award calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. For additional information, see Note 15 of our audited consolidated financial statements. Such grant date fair values do not take into account any estimated forfeitures.
(5) Ms. Mosier joined the Company on January 16, 2023.

(6) The reported amount reflects a $25,000 relocation bonus paid in fiscal year 2023 and an additional $100,000 bonus for fiscal year 2023 that the Company has accrued for but has not been paid. The amount of the additional $100,000 actually paid, if any, is at the discretion of the Company and subject to Board approval.
(7) The reported amount reflects the grant date fair value of stock options awarded to Ms. Mosier during fiscal year 2023 calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. The reported amount also includes the incremental grant date fair value of warrants awarded to Ms. Mosier during fiscal year 2023 calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. On November 15, 2023, the Company informed Michelle Mosier that a warrant issued to her on December 9, 2022, which permitted her to purchase up to 200,000 Subordinate Voting Shares at an exercise price per Subordinate Voting Share of $1.75, inadvertently contained a technical defect and was not in compliance with the policies of the CSE. As a result, the defective warrant was cancelled. In order to compensate Ms. Mosier for the cancellation of the defective warrant, on December 17, 2023, Ms. Mosier was issued a warrant to purchase 200,000 Subordinate Voting Shares at an exercise price per Subordinate Voting Share of $0.55. The reported amount for the warrants granted to Ms. Mosier represent the incremental grant date fair value of the replacement award over the old award calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. For additional information, see Note 15 of our audited consolidated financial statements. Such grant date fair values do not take into account any estimated forfeitures.
Compensation Components
The executive compensation program during the fiscal year ended December 31, 2023, consisted of three (3) key elements: (i) base salaries; (ii) cash bonuses; and (iii) equity-based compensation.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries are determined on an individual basis, taking into consideration the past, current and potential contribution to our success, the position and responsibilities of the NEOs and competitive industry pay practices for other similarly sized companies in the industry.
Incentive Compensation
Bonuses are awarded based on qualitative and quantitative performance standards and reward performance of each NEO individually. The determination of an NEO’s performance may vary from year to year depending on economic conditions and conditions in the industry in which we operate and may be based on measures such as acquisition activity, equity raises, revenue growth, EBITDA growth, and talent recruitment and retention, metrics the Compensation Committee and management believe to provide proper incentives for achieving long-term shareholder value for us at this time. Except as set forth below under the heading “Agreement with Mr. Cacioppo”, the Compensation Committee and the board of directors, when required, retain full discretion over performance evaluation and the amount of any bonuses to be paid to NEOs.
Equity-Based Compensation
The long-term component of compensation for executive officers, including the NEOs, is currently based on a combination of restricted stock and/or stock options issued under our 2019 Equity Incentive Plan. This component of compensation is intended to reinforce management’s long-term commitment to our performance. The board of directors believes that incentive compensation in the form of stock option grants and/or restricted stock awards which vest over time, typically three to five years, is beneficial and necessary to attract and retain both senior executives and managerial talent at other levels. Furthermore, the board of directors believes stock option grants are an effective long-term incentive vehicle because they are directly tied to share price over a longer period, up to 10 years, and motivate executives to deliver sustained long-term performance and increase shareholder value, and have a time horizon that aligns with long-term corporate goals. And restricted stock includes a tax component at issuance or vesting, whichever the grantee decides, which incentivizes the restricted stock grantee to deliver mid-term performance and increase shareholder value that aligns with mid-term corporate goals. In 2023, the board of directors took the following actions in respect of outstanding equity awards designed to reinforce the efficacy of the outstanding equity awards as a tool for meeting the Company's retention and motivation goals:
Extension of Stock Option Post-Termination Exercise Period

On April 12, 2023, our Board approved the PTEP Amendment for stock options previously granted to Jon Barack (President) and Michelle Mosier (Chief Financial Officer) under our 2019 Equity Incentive Plan. Pursuant to the PTEP Amendment, the post-termination exercise period upon a termination of employment for any reason other than for (i) “cause” (as defined in the applicable option award agreement) or (ii) voluntary resignation occurring prior to a “change in control” (as defined in the 2019 Equity Incentive Plan) for the outstanding stock options to purchase 3,369,923 subordinate voting shares held by Mr. Barack was amended to 18 months, and the post-termination exercise period for any reason other than for cause occurring after a change in control for the outstanding stock options to purchase 3,369,923 subordinate voting shares held by Mr. Barack was amended to 3 years. Pursuant to the PTEP Amendment, the post-termination exercise period upon a termination of employment for any reason other than for (i) cause (as defined in the applicable option award agreement) or (ii) voluntary resignation occurring prior to a change in control (as defined in the 2019 Equity Incentive Plan) for the outstanding stock options to purchase an aggregate of 200,000 subordinate voting shares held by Ms. Mosier was amended to 1 year, and the post-termination exercise period for any reason other than for cause occurring after a change in control for the outstanding stock options to purchase an aggregate of 200,000 subordinate voting shares held by Ms. Mosier was amended to 2 years.

Option Repricing

On November 15, 2023, the disinterested directors on our Board approved a stock option cancellation and regrant program, pursuant to which certain members of our senior management team, including Mr. Barack, were permitted to elect to cancel each option held by the eligible participant with an exercise price per subordinate voting share greater than or equal to $3.91, and to be granted a replacement option to purchase an identical number of subordinate voting shares on the first date such grant was eligible to be made after the expiration of a 30-day period measured from the cancellation date and otherwise in compliance with US and Canadian law and applicable stock exchange rules, at an exercise price per subordinate voting share equal to the fair market value of a subordinate voting share on the grant date subject to certain limitations set forth in the Company’s 2019 Equity Incentive Plan. Mr. Barack elected to participate in such program. Consequently, on December 17, 2023, Mr. Barack had 1,000,000 options repriced from $3.91 per subordinate voting share to $0.55 per subordinate voting share. The vesting schedule for Mr. Barack’s replacement options restarted on the replacement option grant date, and vests in three equal annual installments measured from the replacement option grant date.

Warrant Cancellation and Re-Issuance

On November 15, 2023, we informed Ms. Mosier that a warrant issued to her on December 9, 2022, permitting her to purchase up to 200,000 subordinate voting shares at an exercise price per subordinate voting share of $1.75 inadvertently contained a technical defect and was not in compliance with the policies of the Canadian Securities Exchange. As a result, the defective warrant was cancelled. In order to compensate Ms. Mosier for the cancellation of the defective warrant, the Board approved for Ms. Mosier to be issued a replacement warrant to purchase an identical number of subordinate voting shares on the first date such issuance was eligible to be made, after the expiration of a 30-day period measured from the cancellation date and otherwise in compliance with US and Canadian law and applicable stock exchange rules, at an exercise price per subordinate voting share equal to the fair market value of a subordinate voting share on the issuance date. Consequently, on December 17, 2023, Ms. Mosier was issued a warrant to purchase 200,000 subordinate voting shares at an exercise price per subordinate voting share of $0.55.
Restrictions on Hedging
We have adopted an Insider Trading and Blackout Period Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Our Insider Trading and Blackout Period Policy prohibits our officers (including the NEOs), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by such individuals.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding outstanding Equity Awards held by our NEOs as of December 31, 2023.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
James Cacioppo	4/17/2019(2)	2,385,000	—	2.00	4/17/2029
	7/28/2022(3)	2,000,000	1,000,000	1.93	7/28/2032
	12/9/2022(4)	1,000,000	2,000,000	1.75	12/9/2032
	12/17/2023(5)	—	3,000,000	0.55	12/17/2033
Michelle Mosier	2/6/2023(6)	—	200,000	0.61	2/06/2033
	12/17/2023(7)	—	300,000	0.55	12/17/2033
Louis Jon Barack	4/17/2019(8)	793,000	—	2.00	4/17/2029
	7/28/2022(9)	333,333	666,667	1.93	7/28/2032
	5/17/2023(10)	—	600,000	0.48	5/17/2033
	12/17/2023(11)	—	1,000,000	0.55	12/17/2033

(1)
All options were granted under the Company's 2019 Equity Incentive Plan. Awards may be subject to acceleration provisions as described in the “Employment Agreements, Severance and Change in Control Arrangements” Section below.

(2)	Granted 2,385,000 options, 1/3 of which vested on April 17, 2020, 1/3 of which vested on April 17, 2021, and 1/3 of which vested on April 17, 2022.
(3)	Granted 3,000,000 options, 1/3 of which vested on July 28, 2022, 1/3 of which vested on January 1, 2023, and 1/3 of which vested on January 1, 2024.
(4)	Granted 3,000,000 options, 1/3 of which vested on January 1, 2023, 1/3 of which vested on January 1, 2024, and 1/3 of which vests on January 1, 2025.
(5)	Granted 3,000,000 options, 1/2 of which vested on January 1, 2024, and 1/2 of which vests on January 1, 2025.
(6)
Granted 200,000 options, 1/5 of which vests on January 16, 2024, 1/5 of which vests on January 16, 2025, 1/5 of which vests on January 16, 2026, 1/5 of which vests on January 16, 2027 and 1/5 of which vests on January 16, 2028.

(7)	Granted 300,000 options, 1/3 of which vests on December 17, 2024, 1/3 of which vests on December 17, 2025, and 1/3 of which vests on December 17, 2026.
(8)	Granted 793,000 options, 1/3 of which vested on April 17, 2020, 1/3 of which vested on April 17, 2021 and 1/3 of which vested on April 17, 2022.
(9)	Granted 1,000,000 options, 1/3 of which vested on May 1, 2023, 1/3 of which vests on May 1, 2024 and 1/3 of which vests on May 1, 2025.
(10)	Granted 600,000 options, 1/3 of which vests on May 1, 2024, 1/3 of which vests on May 1, 2025 and 1/3 of which vests on May 1, 2026.
(11)	Granted 1,000,000 options, 1/3 of which vests on December 17, 2024, 1/3 of which vests on December 17, 2025, and 1/3 of which vests on December 17, 2026.

Employment Agreements, Severance and Change in Control Arrangements

Agreement with Mr. Cacioppo

We have entered into an employment agreement with Mr. Cacioppo for the position of Chief Executive Officer and Chairman of the board of directors (the “Cacioppo Employment Agreement”). The Cacioppo Employment Agreement provides for Mr. Cacioppo’s at-will employment for an initial period of two years and one day following its effective date, with automatic renewal for one successive two-year period, unless written notice is provided at least 60 days prior to the end of the initial period. Mr. Cacioppo’s current annual base salary is $850,000 and he is eligible to receive an annual bonus with a target amount of 100% of his annual base salary. The actual amount of any bonus earned by Mr. Cacioppo will be determined by the board, but in no event will such bonus be less than 100% of Mr. Cacioppo’s base salary. On March 14, 2023, Mr. Cacioppo and the Company entered into an amendment to the Cacioppo Employment Agreement pursuant to which Mr. Cacioppo agreed to receive the $750,000 annual cash that would otherwise have been paid to him on March 15, 2023 in the following alternative form: (i) a lump sum cash payment in the amount of $250,000, (ii) $750,000 aggregate principal amount of 12% second lien notes due December 7, 2026 (the “12% Second Lien Notes”), and (iii) fully-detached warrants to purchase up to approximately $375,000 worth of the Company’s Subordinate Voting Shares, with such warrants to be priced and issued as soon as practical in accordance with U.S. and Canadian securities laws. On November 15, 2023, Mr. Cacioppo and the Company entered into a second amendment to the Cacioppo Employment Agreement pursuant to which Mr. Cacioppo: (i) waived his right to the $100,000 base salary increase that would otherwise have become effective on January 1, 2024, (ii) waived his right to the $850,000 annual cash bonus that would otherwise have been paid to him on March 15, 2024, and (iii) agreed to the Company cancelling his 3,000,000-share option grant issued on October 27, 2021. In lieu of the foregoing, Mr. Cacioppo received: (1) a lump sum cash payment in the amount of $212,500, (2) $1,150,000 aggregate principal amount of 12% Second Lien Notes, and (3) fully-detached warrants to purchase up to approximately $575,000 worth of the Company’s Subordinate Voting Shares.

Mr. Cacioppo is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans, including our 2019 Equity Incentive Plan. Beginning on or before July 30, 2022, and each January 1 thereafter through January 1, 2026, Mr. Cacioppo will be eligible to receive an annual equity compensation award (an LTI Award) in the form of a stock option to purchase 3,000,000 shares. The Cacioppo Employment Agreement provides that the first two LTI Awards will be vested as to one-third of the option shares on the grant date, and the remaining option shares will vest in two equal installments on January 1 of each year following the option grant date, subject to Mr. Cacioppo’s continued service through the applicable vesting date. The second two LTI Awards will be vested as to 50% of the option shares on the grant date, and the remaining option shares will vest on the first anniversary of the option grant date, subject to Mr. Cacioppo’s continued service through such date. The fifth LTI Award will be fully vested on the January 1, 2026 option grant date. Each LTI Award will remain exercisable following Mr. Cacioppo’s termination date until the earlier of (i) the expiration of the option term and (ii) the fifth anniversary of Mr. Cacioppo’s termination date.

The Cacioppo Employment Agreement provides that in the event of a termination of Mr. Cacioppo’s employment by the Company without cause, by the Company’s election not to renew the initial term of his employment agreement, or by Mr. Cacioppo for good reason, then subject to Mr. Cacioppo’s execution and non-revocation of a general release of claims, Mr. Cacioppo will be eligible to receive: (i) a one-time lump sum payment in an amount equal to $5,000,000, (ii) a grant of the next LTI Award that would otherwise have been granted had Mr. Cacioppo remained employed by the Company through the next scheduled LTI Award date (or economically equivalent compensation in an alternative form if the grant of such awards would violate applicable law, or in the event there is an insufficient number of shares available under the company’s equity plan to make the LTI Award), and (iii) full vesting of all of Mr. Cacioppo’s outstanding equity-based awards.

Upon a termination of Mr. Cacioppo’s employment due to death, subject to his estate’s execution of a general release of claims in favor of the Company, his estate will be entitled to (i) a lump sum payment of a pro rata portion of his annual bonus in respect of the fiscal year in which such termination occurs, (ii) a lump sum cash payment in an amount equal to eighteen times the monthly COBRA premiums that Mr. Cacioppo would be required to pay to continue group health coverage at the level in effect on the date of his termination, and (iii) full vesting on the date of death of all outstanding equity-based award, subject to compliance with applicable law (clause (i) and (ii), the “Separation Payments”). Upon a termination of Mr. Cacioppo’s employment due to disability, Mr. Cacioppo will be eligible to receive the Separation Payments subject to his execution of a general release of claims in favor of the Company.

In the event of a change in control, Mr. Cacioppo will be eligible to receive (i) a one-time lump sum payment in an amount equal to $5,000,000, (ii) a grant of the next LTI Award that would otherwise have been granted had Mr. Cacioppo remained employed by the Company through the next scheduled LTI Award date, and (iii) full vesting of all of Mr. Cacioppo’s outstanding equity-based awards. If any payment or benefit Mr. Cacioppo receives in connection with a change in control would constitute a “parachute payment” within the meaning of Section 280G of the Code subject to the excise tax under Section 4999, Mr. Cacioppo will receive a full tax gross-up payment.

The Cacioppo Employment Agreement contains various restrictive covenants, including non-competition provisions during the term of his employment and for eighteen (18) months thereafter and non-solicitation provides during the term of his employment and for two (2) years thereafter.

Agreement with Mr. Barack

We entered into an employment agreement with Mr. Barack effective May 1, 2019, which was modified by a letter agreement dated June 9, 2020. The employment agreement as modified provides for, among other things, an initial base salary of $250,000, which may increase from time to time and has increased annually, most recently in 2021 to $400,000, and a discretionary performance-based bonus that may be paid by us in cash or equity. Mr. Barack is also eligible, subject to approval by our board of directors or the Compensation Committee, for equity grants under the 2019 Equity Incentive Plan. The employment agreement includes standard six (6)-month noncompetition and two (2)-year non-solicitation covenants. In the event Mr. Barack’s employment is terminated without cause (whether or not in connection with a change in control), he is entitled to receive a lump sum cash severance payment equivalent to six (6) months of his base salary, subject to his execution of a general release of claims in favor of the Company. Upon a change of control, his employment is automatically terminated and he becomes entitled to a cash severance equivalent to six (6) months of his base salary, in addition to full vesting of all outstanding equity grants.

Agreement with Ms. Mosier

We entered into an employment agreement with Ms. Mosier effective January 16, 2023. The employment agreement provides for, among other things, an initial base salary of $400,000, which may increase from time to time, and a discretionary performance-based bonus that may be paid by us in cash or equity. Ms. Mosier is also eligible, subject to approval by our board of directors or the Compensation Committee, for equity grants under the 2019 Equity Incentive Plan. The employment agreement includes standard six (6)-month noncompetition and two (2)-year non-solicitation covenants. In the event Ms. Mosier’s employment is terminated without cause prior to a change in control, she is entitled to receive a cash severance payment equivalent to six (6) months of her base salary paid in equal installments based on the Company’s regular payroll schedule, subject to her execution of a general release of claims in favor of the Company. In the event of a termination of Ms. Mosier’s employment without cause upon a change of control or thereafter, she is entitled to twelve (12) months of her base salary paid in equal installments based on the Company’s regular payroll schedule in addition to full vesting of all outstanding equity grants, subject to her execution of a general release of claims in favor of the Company and her completion of an adequate transition period at the Company (or its successor) of up to twelve (12) months or longer period of time mutually agreed upon.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plan as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	27,653,184(1)	$1.40(2)	5,772,327(3)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	27,653,184	$1.40	5,772,327

(1)
This number represents all outstanding options under the 2019 Equity Incentive Plan, including vested and unvested options. The Company does not have any warrants or other rights outstanding under the 2019 Equity Incentive Plan except for 1,861 unvested restricted subordinate voting shares which do not need to be exercised upon vesting and which do not require additional securities to be issued upon vesting.

(2)
The weighted-average exercise price information is comprised of the exercise prices of all outstanding stock options issued under the 2019 Equity Incentive Plan. The Company does not have any warrants or other rights outstanding under the 2019 Equity Incentive Plan except for 1,861 unvested restricted subordinate voting shares which do not need to be exercised upon vesting and which do not have exercise prices.

(3)
The number of shares that are available for issuance under the 2019 Equity Incentive Plan cannot exceed 15% of the number of outstanding subordinate voting shares, plus an additional 2% of the fully converted number of subordinate voting shares that may be issued as inducement to employees and officers not previously employed by the Company and who were not previously an insider of the Company.

.

DIRECTOR COMPENSATION

For the 2023 fiscal year, each non-employee director was paid an annual retainer fee of $67,500, except for Stephen Monroe, who was paid an additional retainer fee of $10,000 in recognition of his role as Lead Independent Director and Billy Wafford, who was paid an additional retainer fee of $27,500 in recognition of his role as chairman of the Audit Committee. As of the third quarter of 2023, each non-employee director is paid an annual retainer of $70,000, except for Stephen Monroe, who is paid an additional retainer fee of $20,000 in recognition of his role as Lead Independent Director and Billy Wafford, who is paid an additional retainer fee of $30,000 in recognition of his role as chairman of the Audit Committee. Such retainer fees are paid in arrears quarterly. Directors are also reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the board of directors, meetings of committees of the board of directors or meetings of our shareholders.

Historically, each non-employee director has been provided an annual grant of restricted stock or stock options each year. In 2023, each non-employee director received an annual equity award. Additionally, in 2023 the Company approved a limited stock option cancellation and regrant program pursuant to which certain non-employee directors could elect to cancel each stock option held by them with an exercise price per Subordinate Voting Share greater than or equal to $3.91 and to be granted a replacement option after the expiration of a 30-day period measured from the cancellation date (and otherwise in compliance with US and Canadian law and applicable stock exchange rules), at an exercise price per Subordinate Voting Share equal to the fair market value of a Subordinate Voting Share on the grant date, subject to certain limitations set forth in the 2019 Equity Incentive Plan. Mr. Cross, Ms. Hahn, and Mr. Monroe were eligible and elected to participate in such program, and an aggregate of 140,000 replacement options were granted on December 17, 2023, with an exercise price per share of $0.55, the fair market value per Subordinate Voting Share on such date. The vesting schedule for the directors' replacement options restarted on the replacement option grant date and vests one year from the replacement option grant date.

The following table sets forth information regarding compensation awarded to, earned by or paid to our non-employee directors in connection with their service for the year ended December 31, 2023. We do not pay any compensation to James Cacioppo, our Chief Executive Officer, who is also the Chair of the Company’s board of directors, in connection with his service on the board of directors.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)(3)	Total ($)
Billy Wafford	95,000	75,950	170,950
Benjamin Cross	67,500	49,977	117,477
Marina Hahn	67,500	42,065	109,565
Stephen Monroe	77,500	57,652	135,152

(1)	Represents amount earned or paid for service as a director during fiscal year 2023.
(2)
The reported amounts reflect the grant date fair value of certain stock options and the incremental grant date fair value of certain other stock options awarded to each non-employee director during fiscal year 2023 calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. On November 15, 2023, the Company approved a limited stock option cancellation and regrant program pursuant to which a limited number of the Company’s senior management team and the Company’s non-employee directors could elect to cancel each stock option held by them with an exercise price per Subordinate Voting Share greater than or equal to $3.91 and to be granted a replacement option. Each non-employee director elected to participate in the stock option cancellation and regrant program. The reported amount for the stock options granted to each non-employee director pursuant to the stock option cancellation and regrant program represents the incremental grant date fair value of the replacement award over the old award calculated in accordance with Financial Accounting Standards Board (FASB) ASC 718. For additional information, see Note 15 of our audited consolidated financial statements. Such grant date fair values do not take into account any estimated forfeitures.

(3)
As of December 31, 2023, each non-employee director held the following aggregate number of outstanding option awards (including both vested and unvested options): (1) Billy Wafford – 327,235; (2) Marina Hahn – 220,000; (3) Stephen Monroe – 338,952; (4) Benjamin Cross – 260,000.

OTHER MATTERS

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holder”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on review of the copies of such reports furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2023, the executive officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a).
Additional Matters
The board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the annual meeting.

If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

By order of the board of directors:

TOBI LEBOWITZ
Chief Legal Officer and Corporate Secretary

Boca Raton, Florida, April 25, 2024

Appendix “A”

EQUITY INCENTIVE PLAN RESOLUTION
of
JUSHI HOLDINGS INC.
(the “Company”)

RESOLVED AS AN ORDINARY RESOLUTION THAT:
1.The 2019 Equity Incentive Plan as set out in Appendix “B” of this proxy statement dated April 25, 2024 is hereby approved and renewed, and all unallocated Awards (as such term is defined in the 2019 Equity Incentive Plan) and other entitlements issuable thereunder are hereby approved and authorized.
2.The Company shall have the ability to continue granting Awards and other entitlements under the 2019 Equity Incentive Plan until June 4, 2027, which is the date that is three (3) years from the date of this Meeting whereby shareholder approval is being sought.
3.Any one or more of the directors or officers of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Company be necessary or desirable to carry out the intent of the foregoing resolution (including, without limitation, the execution and filing of the aforementioned 2019 Equity Incentive Plan, and any applications, documents, filings or certificates in connection therewith), the execution of any such application, document, filing or certificate or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination.

Appendix “B”

JUSHI HOLDINGS INC.

2019 EQUITY INCENTIVE PLAN

1.GENERAL.
(a)     Eligible Award Recipients. Employees, Officers, Directors and Consultants are eligible to receive Awards.
(b)     Available Awards. The Plan is an “evergreen” long-term incentive plan that provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards and (vi) Other Awards.
(c)    Purpose. The purpose of the Plan is to: (i) promote and retain employees, directors and consultants capable of assuring the future success of the Resulting Issuer and its affiliated companies; (ii) motivate management to achieve long-range goals; and (iii) to provide compensation and opportunities for ownership and alignment of interests with the Resulting Issuer shareholders.
2.ADMINISTRATION.
(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan and subject to the Canadian Securities Laws:
(i)    To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Subordinate Voting Shares under the Award; (E) the number of Subordinate Voting Shares subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or Subordinate Voting Shares may be issued).
(v)    To take any action as described under Section 11.
(vi)    To submit any amendment to the Plan that requires shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding incentive stock options and to comply with the Canadian Securities Laws.
(vii)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(viii)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are employed outside the United States.
(ix)    To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Award, (B) the cancellation of any outstanding Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of Subordinate Voting Shares as the cancelled Award and (y) granted under the Plan or another equity or compensatory plan of the Company or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)    Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d)    Delegation to an Officer. To the extent permitted by law, the Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii)

determine the number of Subordinate Voting Shares to be subject to such Awards granted to such Employees. However, if and as required by applicable law, the Board resolutions regarding such delegation will specify the total number of Subordinate Voting Shares that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Unless permitted by applicable law, the Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value if the Subordinate Voting Shares are not listed on any established stock exchange or traded on any established market.
(e)    Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of Subordinate Voting Shares that are available to be issued pursuant to Awards will not exceed 15% of the number of outstanding Subordinate Voting Shares, including the number of Subordinate Voting Shares underlying the Multiple Voting Shares and Super Voting Shares on an as- converted basis (the “Fully Converted Number of Shares”) plus an additional 2% of the Fully Converted Number of Shares that may be used as inducements to Employees and Officers not previously employed by the Company and who were not previously an insider of the Company under applicable securities laws (the “Share Reserve”). For clarity, the Share Reserve is a limitation on the number of Subordinate Voting Shares that may be issued pursuant to the Plan. Accordingly, the Share Reserve does not limit the granting of Awards except as provided in Section 7(a).
(b)    Reversion of Shares to the Share Reserve. Subordinate Voting Shares in respect of which an Award is (i) exercised, (ii) granted under the Plan but not exercised prior to the termination of such Award, (iii) not vested or settled prior to the termination or forfeiture of such Award due to the expiration, termination, forfeiture, repurchase, cancellation or lapse of such Award, (iv) settled in cash in lieu of settlement in Subordinate Voting Shares, or (v) in the case of Restricted Stock Awards, in respect of which such Restricted Stock Awards are fully vested in accordance with the vesting provisions set by the Board or Committee or Committees to which the administration of the Plan has been delegated, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Plan.
(c)    Incentive Stock Option Limit. Subject to the Plan provisions relating to Capitalization Adjustments, the aggregate maximum number of Subordinate Voting Shares that may be issued pursuant to the exercise of Incentive Stock Options will be equal to the Share Reserve as of May 31, 2022.
(d)    Substitute Awards. The Board may, in its discretion and on such terms and conditions as it considers appropriate under the circumstances and in accordance with Canadian Securities Laws, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock- based awards (“Acquired Entity Awards”) held by current and former employees, directors or consultants of an Acquired Entity immediately prior to the transaction that caused the Acquired Entity to become an Acquired Entity in order to preserve for such current or former employees, directors and consultants the economic value of all or a portion of such Acquired Entity Award for such number of Shares and for such exercise price or purchase price (if applicable) as the Board determines necessary to achieve preservation of economic value.
(e)    Source of Shares. The shares issuable under the Plan will be authorized but unissued or reacquired Subordinate Voting Shares, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)    Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. However, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A (for example, because the Awards are granted pursuant to a corporate transaction, such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Subordinate Voting Shares purchased on the exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical. However, each

Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Subordinate Voting Shares subject to the Option or SAR on the date the Award is granted. Each SAR will be denominated in Subordinate Voting Shares equivalents.
(c)    Purchase Price for Options. The purchase price of Subordinate Voting Shares acquired on the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)    by cash, check, bank draft, electronic funds, wire transfer, or money order payable to the Company;
(ii)    through a program that complies with Regulation T as established by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds (sometimes called a “same day sale” or “sell to cover”);
(iii)    by tendering the cash proceeds resulting from a sale to a third party investor of some of the shares to be exercised, but only if the investor is approved by the Company at the time of exercise;
(iv)    by delivery to the Company (either by actual delivery or attestation) of Subordinate Voting Shares;
(v)    if an option is a Nonstatutory Stock Option, by a “net exercise" arrangement by which the Company will reduce the number of Subordinate Voting Shares received on exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price, coupled with a cash payment for any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued (and for clarity, these shares used to pay the exercise price will be issued at exercise, and then immediately reacquired by the Company);
(vi)    by loan or other extension of credit to the Participant from the Company or an Affiliate, but only if interest on such loan will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes; or
(vii)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Subordinate Voting Shares equal to the number of Subordinate Voting Shares equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (ii) the strike price. The appreciation distribution may be paid in Subordinate Voting Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)    Restrictions on Transfer. Except as otherwise provided in this subsection 5(e)(i) and subject to the Canadian Securities Laws, no Award (other than fully vested and unrestricted Subordinate Voting Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Subordinate Voting Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Board does permit the transfer of an Award other than a fully vested and unrestricted Subordinate Voting Share, such permitted transfer shall be for no value and in accordance with all applicable Canadian Securities Laws.
(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations 1.421-l(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Subordinate Voting Shares or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Subordinate Voting Shares or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)    Vesting Generally. The total number of Subordinate Voting Shares subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary.
(g)    Termination of Continuous Service. Except as otherwise provided below or in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than on the Participant's death or Disability), the Participant may exercise his or her Option or SAR (if the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such other date as is specified in the Participant's Award Agreement, which must not be less than thirty (30) days following such termination), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate. In all cases, the unvested piece of an Option or SAR will terminate on the termination of Continuous Service.
(h)    Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than on the Participant's death or Disability) would be prohibited at any time solely because the issuance of Subordinate Voting Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the immediate sale of any Subordinate Voting Shares received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than on the Participant's death or Disability) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the sale of the Subordinate Voting Shares received on exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (if the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within three (3) months after the termination of the Participant's Continuous Service (for a reason other than death or Cause), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR on the Participant's death, but only within the period ending on the earlier of (A) the date that is twelve (12) months following the date of death, and (B) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.
(k)    Termination for Cause. Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate immediately on such Participant's termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Subordinate Voting Shares until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a

Disability, (ii) on a Change in Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) on the Participant's retirement (as such term may be defined in the Participant's Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non- exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. If permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee's regular rate of pay, the provisions of this paragraph will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
(m)    Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect before the Participant's Continuous Service terminates to exercise the Option as to any part or all of the Subordinate Voting Shares subject to the Option prior to the full vesting of the Option, except as would be inconsistent with Section 5(l). Subject to the repurchase limitation in Section 8(l), any unvested Subordinate Voting Shares so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the repurchase limitation in Section 8(l) is not violated, the Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Award Agreement.
6.PROVISIONS OF AWARDS OTHER THAN OPTIONS AND SARS.
(a)    Restricted Stock Awards. Each Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company's bylaws, at the Board's election, Subordinate Voting Shares may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical. Each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft, electronic funds, wire transfer or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law, including by loan or other extension of credit to the Participant from the Company or an Affiliate, but only if interest on such loan will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes.
(ii)    Vesting. Subordinate Voting Shares awarded under the Restricted Stock Award may be subject to forfeiture to the Company in accordance with a vesting schedule (also referred to as a schedule for lapsing of the Company's unvested share repurchase rights) to be determined by the Board.
(iii)    Termination of Participant's Continuous Service. If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the Subordinate Voting Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Award Agreement.
(iv)    Transferability. The right to acquire Subordinate Voting Shares under a Restricted Stock Award will not be transferable by the Participant. Once the Subordinate Voting Shares are issued, the Board may allow the holder to transfer unvested shares, but only on the terms and conditions in the Award Agreement, and only so long as the Subordinate Voting Shares awarded under the Award Agreement remains subject to the terms of the Award Agreement in the hands of the recipient.
(v)    Dividends. In the absence of an Award Agreement expressly providing otherwise, any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)    Restricted Stock Unit Awards. Each Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical. Each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant on delivery of each share of Subordinate Voting Shares subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Subordinate Voting Shares subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law, including by loan or other extension of credit to the Participant from the Company or an Affiliate, but only if interest on the loan will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes.

(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of Subordinate Voting Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Award Agreement.
(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Subordinate Voting Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)    Dividend Equivalents. Dividend equivalents may be credited on Subordinate Voting Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Subordinate Voting Shares covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate.
(vi)    Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Award Agreement, the unvested portion of the Restricted Stock Unit Award that has not vested will be forfeited on the Participant's termination of Continuous Service.
(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Subordinate Voting Shares, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan and subject to the Canadian Securities Laws, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of Subordinate Voting Shares (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards, provided that the exercise or strike price of such Other Awards is not less than 100% of the Fair Market Value of the Subordinate Voting Shares.
7.COVENANTS OF THE COMPANY.
(a)    Availability of Shares. The Company will keep available at all times the number of Subordinate Voting Shares reasonably required to satisfy then-outstanding Awards.
(b)    Compliance with Laws. The Company will use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Subordinate Voting Shares on exercise of the Awards. However, this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Subordinate Voting Shares issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Subordinate Voting Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Subordinate Voting Shares on exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Subordinate Voting Shares pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.    MISCELLANEOUS.
(a)    Use of Proceeds from Sales of Subordinate Voting Shares. Proceeds from the sale of Subordinate Voting Shares pursuant to Awards will constitute general funds of the Company.
(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. If the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Subordinate Voting Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Subordinate Voting Shares subject to such Award has been entered into the books and records of the Company.
(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer on any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or will affect the right of the Company or an

Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)    Change in Time Commitment. If a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee, or if the Participant goes on a leave of absence other than ordinary course vacation and sick days) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)    Incentive Stock Option Limitations. If the aggregate Fair Market Value (determined at the time of grant) of Subordinate Voting Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 or such other limit established in the Code or if an Option grant otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, despite any contrary provision of the applicable Option Agreement(s).
(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Subordinate Voting Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters, and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and as to the Participant's capability of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Subordinate Voting Shares subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Subordinate Voting Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares on the exercise or acquisition of Subordinate Voting Shares under the Award has been registered under a then currently effective registration statement under the Securities Act and any other applicable foreign securities laws, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, on advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Subordinate Voting Shares.
(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Subordinate Voting Shares from the Subordinate Voting Shares issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement. If Subordinate Voting Shares are withheld to satisfy tax obligations, such shares will be deemed issued and then immediately tendered to the Company and no Subordinate Voting Shares will be withheld for these purposes to the extent they have a value exceeding the greater of (x) the minimum amount of tax required to be withheld by law and (y) the amount of tax required to be withheld under the Participant's then-current lawful withholding election, but in all cases, not more than the maximum amount that avoids classification of the Award as a liability for financial accounting purposes. For clarity, no partial shares will be withheld, and the Participant must satisfy the tax obligation related to any such partial share using another permitted form of payment.
(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically (filed publicly at www.sec.gov or any successor website thereto) or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Subordinate Voting Shares or the payment of cash, on the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A. Consistent with Section 409A, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)    Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. If an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement, with the permitted distribution events and timing being the earlier of the date of termination of Continuous Service and the date of a Change in Control. However, and unless the Award Agreement specifically provides otherwise, if the Subordinate Voting Shares are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a “specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's “separation from service” or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
(l)    Non U.S. Participants. To facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms or procedures for awards to Participants who are employed by the Company or any Affiliate outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy, custom securities or exchange control laws. Moreover, the Board may approve such supplements to or amendments of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan.
(m)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Subordinate Voting Shares or other cash or property on the occurrence of Cause. The implementation of any clawback policy will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.”
9.    ADJUSTMENTS ON CHANGES IN SUBORDINATE VOTING SHARES; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan as the Share Reserve, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c) and (iii) the class(es) and number of securities and price per share subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding Subordinate Voting Shares not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Subordinate Voting Shares subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company despite the fact that the holder of such Award is providing Continuous Service. However, the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, and despite any other provision of the Plan, the Board may take one or more of the following actions with respect to Awards, contingent on the closing or completion of the Change in Control:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Award or to substitute a similar stock award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Subordinate Voting Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);
(iii)    accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) immediately prior to the effective time of the Change in Control;
(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award on a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, on the date that is five days prior to the effective date of the Change in Control); or
(v)    cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received on the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise, in consideration for the termination of such Award at or immediately prior to the closing. For clarity, this payment may be zero if the fair market value of the property is equal to or less than the exercise price.
The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award. Only to the extent permitted under Code Section 409A may the Board provide that payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company's Subordinate Voting Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or other contingencies. In addition, the Board may provide that such payments made over time will remain subject to substantially the same vesting schedule as the Award, including any performance-based vesting metrics that applied to the Award immediately prior to the closing of the Change in Control. An Award may be subject to additional acceleration of vesting and exercisability in connection with a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur. The Board may require that any award, cash or property paid in consideration for a cancelled or exchanged Award be subject to the same terms and conditions (including earn out, escrow or milestone payments) as apply to the consideration paid to the Company's stockholders in the deal, but only if doing so would not result in adverse tax penalties under Section 409A.
10.    TERM, TERMINATION AND SUSPENSION OF THE PLAN.
The Board may suspend or terminate the Plan at any time, provided that any such suspension or termination of the Plan or an Award will be in compliance with the Canadian Securities Laws. This Plan shall be submitted for shareholder approval every three (3) years in accordance with the Canadian Securities Laws. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.
11.    AMENDMENT
The Board may amend, alter, suspend, discontinue or terminate the Plan and/or amend any outstanding Award at any time without shareholder approval (unless shareholder approval is required under Canadian Securities Laws) for the following reasons: (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with Section 409A, (D) to correct clerical or typographical errors, (E) to make amendments of a housekeeping nature, (F) to make an addition of or a change to vesting provisions of a security of the Plan, (G) to make a change to the termination provisions of a security or the Plan which does not entail an extension beyond the original expiry date, or (H) to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of an applicable securities exchange), and any other applicable laws, including Canadian Securities Laws or listing requirements; provided that no such amendment, alteration, suspension, discontinuation or termination may adversely affect Awards then outstanding without the Award holder's permission.
12.    EFFECTIVE DATE OF THE PLAN.
This Plan became effective on the Effective Date.
13.    CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.
14. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Acquired Entity” means a corporation or other entity that is acquired by the Company or an Affiliate, or which becomes an Affiliate, pursuant to a merger, consolidation, stock purchase, asset purchase or similar transaction.
(b)    “Acquired Entity Awards” has the meaning set forth in Section 3(d).

(c)    “Affiliate” means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.
(d)    “Award” means (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards and (vi) Other Awards.
(e)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(f)    “Board” means the board of directors of the Company.
(g)    “Canadian Securities Laws” means all applicable securities laws of Canada and the rules and requirements of the Canadian Securities Exchange and/or any other applicable securities exchange.
(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Subordinate Voting Shares subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). However, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)    “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term as applicable to an Award and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony, (ii) such Participant's commission of a crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof that is reasonably likely to result in material adverse effects on the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct that is reasonably likely to result in material adverse effects on the Company. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause will be made by the Board, in its sole discretion. Any determination by the Board that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. However, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding. However, if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction, or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

However, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement. If necessary for compliance with Code Section 409A, no transaction will be a Change in Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company's assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5). The Board may, in its sole discretion and without a Participant's consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.
(k)    “Code” means the United States Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)    “Committee” means a compensation committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(m)    “Company” means Jushi Holdings Inc., a company incorporated under the laws of British Columbia.
(n)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services, in either case, only if such person satisfies the requirements to be a consultant for purposes of Rule 701.
(o)    “Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service. If the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. If permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer of the Company, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. However, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant or as otherwise required by law. In addition, if required for exemption from or compliance with Section 409A of the Code, the determination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(p)    “Director” means a member of the Board.
(q)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)    “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company's stockholders and (ii) the date this Plan is adopted by the Board.
(s)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)    “Entity” means a corporation, partnership, limited liability company or other entity.
(u)    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)    “Exchange Act Person” means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the date of determination, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.
(w)    “Fair Market Value” means, as of any date, the value of the Subordinate Voting Shares determined as follows:

(i)    Unless otherwise determined by the Board, if the Subordinate Voting Shares are listed or quoted on the Canadian Securities Exchange or a national or regional securities exchange or quotation system, the Fair Market Value of a Subordinate Voting Share will be the closing price of a Subordinate Voting Share as quoted on the Canadian Securities Exchange or national or regional securities exchange or quotation system with the greatest volume of trading in the Subordinate Voting Shares on the date of determination, or, if there is no closing sales price for the Subordinate Voting Shares on the date of determination, then the Fair Market Value will be the closing price on the last preceding date for which such quotation exists. Notwithstanding the foregoing, in the event that the Subordinate Voting Shares are listed on the Canadian Securities Exchange, for the purposes of establishing the exercise price of any Awards, the Fair Market Value of all of the Subordinate Voting Shares shall not be lower than the greater of the closing of the market price of the Subordinate Voting Shares on the Canadian Securities Exchange on (a) the prior trading day, and (b) the date of grant of the Awards.
(ii)    In the absence of such markets for the Subordinate Voting Shares, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
In determining the value of a share for purposes of tax reporting on the exercise, issuance or transfer of shares subject to Awards, fair market value may be calculated using the definition of Fair Market Value, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company's general counsel or principal financial officer in good faith in a manner that complies with applicable tax laws.
(x)    “Fully Converted Number of Shares” has the meaning set forth in Section 3(a).
(y)    “Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term as applicable to an Award and, in the absence of such agreement, such term means, with respect to a Participant, the Participant's resignation from all positions he or she then-holds with the Company following: (i) a reduction in the Participant's base salary of more than 10% or (ii) the required relocation of Participant's primary work location to a facility that increases his or her one-way commute by more than 50 miles, in either case, only if (x) Participant provides written notice to the Company's Chief Executive Officer within 30 days following such event identifying the nature of the event, (y) the Company fails to cure such event within 30 days following receipt of such written notice and (z) Participant's resignation is effective not later than 30 days thereafter.
(z)    “Incentive Stock Option” means an option granted under the Plan that is intended to be, and that qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.
(aa)    “Multiple Voting Shares” means the multiple voting shares of the Company.
(bb)    [intentionally omitted]
(cc)    “Nonstatutory Stock Option” means any option granted under the Plan that does not qualify as an Incentive Stock Option.
(dd)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ee)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Subordinate Voting Shares granted pursuant to the Plan.
(ff)    “Other Award” means an award based in whole or in part by reference to the Subordinate Voting Shares which is granted pursuant to the terms and conditions of Section 6(c).
(gg)    “Own”, “Owned”, “Owner”, “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ii)    “Permitted Transferee” has the meaning set forth in Section 8(n).
(jj)    “Plan” means this Jushi Holdings Inc. 2019 Equity Incentive Plan.
(kk)    “Restricted Stock Award” means an award of Subordinate Voting Shares which is granted pursuant to the terms and conditions of Section 6(a).
(ll)    “Restricted Stock Unit Award” means a right to receive Subordinate Voting Shares which is granted pursuant to the terms and conditions of Section 6(b).
(mm)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(nn)    “Rule 701” means Rule 701 promulgated under the Securities Act.
(oo)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect.
(pp)    “Securities Act” means the United States Securities Act of 1933, as amended.
(qq)    “Share Reserve” has the meaning set forth in Section 3(a).

(rr)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Subordinate Voting Shares that is granted pursuant to the terms and conditions of Section 5.4.
(ss)    “Subordinate Voting Shares” means the subordinate voting shares of the Company.
(tt)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(uu)    “Substitute Awards” has the meaning set forth in Section 3(d).
(vv)    “Super Voting Shares” means the super voting shares of the Company.
(ww)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.
(xx)    “Treasury Regulations” means the final or temporary regulations that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations.

JUSHI HOLDINGS INC. Form of Proxy – Annual Meeting to be held on June 4, 2024 United Kingdom Building 350 – 409 Granville Street Vancouver BC V6C 1T2 Appointment of Proxyholder I/We being the undersigned holder(s) of Jushi Holdings Inc. hereby appoint James A. Cacioppo or failing this person, Tobi Lebowitz OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Jushi Holdings Inc. to be held at 301 Yamato Road, Suite 3250 Boca Raton, FL 33431 at 10:00 a.m. (Eastern time) or at any adjournment thereof. 1. Number of Directors. To set the number of directors to be elected at the Meeting to five (5). For Against 2. Election of Directors. For Withhold For Withhold For Withhold a. James A. Cacioppo b. Stephen Monroe c. Benjamin Cross d. Marina Hahn e. Bill Wafford 3. Appointment of Auditors. To appoint Macias Gini & O'Connell LLP, Certified Public Accountants, as auditors of the Corporation to hold office until the next annual meeting of shareholders, and to authorize the directors of the Corporation to fix the auditors' remuneration and the terms of their engagement. For Withhold Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s): Date MM / DD / YY Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. Annual Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. 4. Equity Incentive Plan. To approve and renew the Corporation's 2019 Equity Incentive Plan, as amended, and all unallocated entitlements thereunder. For Against

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:00 am, Eastern time, on May 31, 2024. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted FOR each of the director nominees listed on the reverse and FOR proposals 1, 3 and 4 as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME: To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.